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Rochester Fund Municipals
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350 Linden Oaks, Rochester, New York 14624
1-800-525-7048


Statement of Additional Information dated April 30, 1999,
Revised December 10, 1999


      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 30, 1999. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents                                                                Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks...2
     The Fund's Investment Policies.....................................2
     Municipal Securities...............................................3
     Other Investment Techniques and Strategies.........................16
     Investment Restrictions............................................23
How the Fund is Managed.................................................26
     Organization and History...........................................26
     Trustees and Officers of the Fund..................................28
     The Manager........................................................33
Brokerage Policies of the Fund..........................................34
Distribution and Service Plans..........................................35
Performance of the Fund.................................................39

About Your Account
How To Buy Shares.......................................................45
How To Sell Shares......................................................52
How to Exchange Shares..................................................57
Dividends and Taxes.....................................................59
Additional Information About the Fund...................................62

Financial Information About the Fund
Report of Independent Accountants.......................................64
Financial Statements ...................................................65

Appendix A: Municipal Bond Ratings Definitions..........................A-1
Appendix B: Industry Classifications....................................B-1
Appendix C: Special Sales Charge Arrangements and Waivers...............C-1

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A B O U T  T H E  F U N D
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Additional Information About the Fund's Investment Policies and Risks

      The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value. Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

      |X| Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Manager believes such disposition is advisable or the Fund needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 50%.

Municipal Securities. The types of municipal securities in which the Fund can invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      The Fund is "diversified" with respect to 75% of its total assets. That means that as to 75% of its total assets, the Fund cannot invest more than 5% of its net assets in the securities of any one issuer (other than the U.S. government or its agencies and instrumentalities) and the Fund cannot own more than 10% of an issuer's voting securities. In applying its diversification policy with respect to the remaining 25% of its total assets not covered by that diversification requirement, the Fund will not invest more than 10% of its assets in the securities of any one issuer.

      |X| Municipal Bonds. Long-term municipal securities (which have a maturity of more than one year when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" bonds (including "industrial development" bonds). They may have fixed, variable or floating rates of interest, as described below, or may be "zero-coupon" bonds, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund's yield.

         |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

         |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

      Although  the  principal  security  for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         o Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

      The Fund will purchase industrial revenue bonds only if the interest paid on the bonds is tax exempt under the Internal Revenue Code. The Internal Revenue Code limits the types of facilities that may be financed with tax-exempt industrial revenue bonds and private-activity bonds (discussed below) and the amounts of these bonds that each state can issue.

      The Fund will not invest more than 5% of its assets in industrial development bonds for which the underlying credit is one business or one charitable entity. Additionally, the Fund will not invest more than 5% of its assets insecurities for which industrial users having less than three years' operating history are responsible for the payments of interest and principal on the securities.

         |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject.
The Fund may hold municipal securities the interest

on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax on individuals and corporations.

      The Federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Fund.


      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

      The Fund intends to purchase only those private activity bonds on which the interest paid is exempt from federal income tax and New York State and New York City personal income taxes.

      |X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

     [_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

     |_| Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as Federal revenues available under Federal revenue-sharing programs.

         |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

         |_|  Construction  Loan  Notes.  These  are  sold  to  provide  project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

         o Miscellaneous, Temporary and Anticipatory Instruments. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated Federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

      |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. If they are illiquid, their purchase by the Fund will be subject to the percentage limitations on the Fund's investments in illiquid securities described in the Prospectus and below in "Illiquid and Restricted Securities." The Fund may not invest more than 5% of its assets in unrated or illiquid municipal lease obligations. That limitation does not apply to a municipal lease obligation that the Manager has determined to be liquid under guidelines set by the Board of Trustees and that has received an investment grade rating from a nationally recognized rating organization .


     Those Board guidelines require the Manager to evaluate, among other things:
o the frequency of trades and price quotations for the obligation; o the number of dealers willing to purchase or sell the securities and the number of potential buyers; o the willingness of dealers to undertake to make a market in the obligation; o the nature of the marketplace trades for the securities; o the likelihood that the marketability of the obligation will continue while the Fund owns it; and o the likelihood that the municipality will continue to appropriate funding for the leased property.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

To reduce the risk of "non-appropriation," the Fund will not invest more than 10% of its total assets in Municipal Leases that contain "non-appropriation" clauses. Also, the Fund will invest in leases with non-appropriation clauses only if certain conditions are met: o the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of a municipality,

o appropriate covenants are obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated,

o    the lease obligor has maintained good market acceptability in the past,

o    the  investment  is of a size that will be  attractive  to  institutional
     investors,   and

o    the  underlying   leased  equipment  has  elements  of
     portability and/or use that enhance its marketability if foreclosure is ever required on the underlying equipment.

      Municipal Leases may be subject to an "abatement" risk. The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage or destruction of the leased property interferes with the lessee's use of the property. In some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve funds for lease payments.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition, municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds these securities, the Manager will evaluate their credit quality and the likelihood of a continuing market for them.

      Subject to the foregoing percentage limitations on investments in Illiquid Securities, the Fund may invest in a tax-exempt lease only if the following requirements are met: o the Fund must receive the opinion of issuer's legal counsel that the tax-exempt obligation will generate interest income that is exempt from federal and New York State income taxes; that legal counsel must be experienced in municipal lease transactions;
o the Fund must receive an opinion that, as of the effective date of the lease or at the date of the Fund's purchase of the obligation (if that occurs on a date other than the effective date of the lease), the lease is the valid and binding obligation of the governmental issuer;
o the Fund must receive an opinion of issuer's legal counsel that the obligation has been issued in compliance with all applicable federal and state securities laws;
o the Manager must perform its own credit analysis in instances where a credit rating has not been provided for the lease obligation by a national rating agency;
o if a particular exempt obligation is unrated and, in the opinion of the Manager, not of investment- grade quality, then at the time the Fund makes the investment the Manager must include the investment within the Fund's illiquid investments; it will also be subject to the Fund's overall limitation on investments in unrated tax-exempt leases.

      Municipal lease obligations are generally not rated by rating organizations. In those cases the Manager must perform its own credit analysis of the obligation. In those cases, the Manager generally will rely on current information furnished by the issuer or obtained from other sources considered by the Manager to be reliable.

      |X| Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Standard & Poor's Ratings Services and Fitch/IBCA, Inc. represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Credit ratings typically evaluate the safety of municipal and interest payments, not market risk. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.
      After the Fund buys a municipal security, it may cease to be rated or its rating may be reduced below the minimum required to enable the Fund to buy it. Neither event requires the Fund to sell a security, but the Manager will consider those events in determining whether the Fund should continue to hold that security. If ratings given by Moody's, Standard & Poor's, or another rating organization change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a "AAA"-rated security.

      The rating definitions of Moody's, Standard & Poor's, Duff & Phelps and Fitch/IBCA for municipal securities are contained in Appendix A to this Statement of Additional Information. The Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

         |_| Special Risks of Lower-Grade Securities. Lower grade securities, commonly called "junk bonds," may offer higher yields than securities rated in investment grade rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be more difficult to value and harder to sell at an acceptable price. These additional risks mean that the Fund might not receive the anticipated level of income from these securities, and the Fund's net asset value could be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the portion of the Fund's objective to seek preservation of capital, the Fund limits its investments in lower quality securities to not more than 25% of its tax-exempt investments.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are considered investment grade, they may be subject to special risks and have some speculative characteristics. The Fund will not invest more than 5% of its assets in the securities of any one issuer if the securities are rated "B" or below by a national rating organization or are given a comparable rating by the Manager.

Special Investment Considerations - New York Municipal Securities. As explained in the Prospectus, the Fund's investments are highly sensitive to the fiscal stability of New York State (referred to in the section as the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City, which issue the municipal securities in which the Fund invests. The following information on risk factors in concentrating in New York municipal securities is only a summary, based on publicly-available official statements relating to offerings by issuers of New York municipal securities on or prior to December 15, 1998 with respect to offerings of New York State, and on or prior to December 15, 1998 with respect to offerings by New York City. No representation is made as to the accuracy of this information.

      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Fund invests.

      |X| Factors Affecting Investments in New York State Securities. The forecast of the State's economy showed continued expansion during the 1998 calendar year, with employment growth gradually slowing as the year progressed. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors are expected to post only small, if any, declines. On an average annual basis, the employment growth rate in the State is expected to be higher than in 1997 and the unemployment rate is expected to drop to 6.1%. Personal income is expected to have recorded moderate gains in 1998. Wage growth in 1998 is expected to have been slower than in the previous year, because the recent robust growth in bonus payments has moderated.

      The State's General Fund (the major operating Fund of the State) was projected in the 1997-1998 New York State Financial Plan (referred to in this section as the "State Plan") to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds were projected to reach $37.84 billion an increase of over $3 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $36.78 billion, an increase of $2.43 billion from the total disbursed in the prior fiscal year.

      The forecast for continued growth, and any resultant impact on the State Plan, contains some uncertainties. Stronger-than-expected gains in employment and wages could lead to surprisingly strong growth in consumer spending. Investments could also remain robust. Conversely, net exports could plunge even more sharply than expected, with adverse impacts on the growth of both consumer spending and investment. The inflation rate may differ significantly from expectations due to the upward pressure of a tight labor market and the downward pressure of price reductions emanating from the current economic weakness in Asia. In addition, the State economic forecast could over- or under-estimate the level of future bonus payments or inflation growth, resulting in forecasted average wage growth that could differ significantly from actual growth. Similarly, the State forecast could fail to correctly account for declines in banking employment and the direction of employment change that is likely to accompany telecommunications and energy deregulation.

      The national economy has maintained a robust rate of growth with over 16.5 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 400,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.

     Projections of total State receipts in the State Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year collection estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under those taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions of the federal government have help to create projected structural budget gaps for the State. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     |_| State Governmental Funds Group. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include:

o the General Fund, which receives all income not required by law to be deposited in another fund;

o Special Revenue Funds, which receive most of the money the State gets from the Federal government and other income the use of which is legally restricted to certain purposes;

o Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain projects conducted by local governments or public authorities; and

o Debt Service Funds, which are used for the accumulation of money for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.

         |_| Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation, a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized the corporation to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also dedicated revenues equal to one-quarter of the four-cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by the corporation and bonds issued to provide for capitalized interest. An exception is in cases where the Governor and the legislative leaders have certified the need for additional borrowing and have provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with the corporation's bondholders in the resolution authorizing such bonds.

      As of June 1995, the corporation had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of its borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

         |_| Authorities. The fiscal stability of the State is related to the fiscal stability of its public Authorities. Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts, and restrictions set forth in their legislative authorization. As of December 31, 1997, there were 17 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all Authorities was $84 billion, only a portion of which constitutes State-supported or State-related debt.

      Authorities are generally supported by revenues generated by the projects financed or operated, such as tolls charged for use of highways, bridges or tunnels, charges for electric power, electric and gas utility services, rentals charged for and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         |_| Ratings of the State's Securities. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from "A" to "A-" and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised its rating outlook assessment to "stable." On February 14, 1994, Standard & Poor's raised its outlook to "positive" and, on October 3, 1995, confirmed its A-rating. On August 28, 1997, Standard & Poor's raised its ratings on the State's general obligation bonds from A- to A and, in addition, raised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt.

      On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from "A" to "Baa1." On October 2, 1995, Moody's reconfirmed its "A" rating of the State's general obligation long-term indebtedness. On February 10, 1997, Moody's confirmed its "A2" rating of the State's general obligation long-term indebtedness.

      Ratings reflect only the views of the ratings organizations, and an explanation of the significance of a rating may be obtained from the rating agency furnishing the rating. There is no assurance that a particular rating will continue for any given period of time or that a rating will not be revised downward or withdrawn entirely, if, in the judgment of the agency originally establishing the rating, circumstances warrant. A downward revision or withdrawal of a ratings, could have an effect on the market price of the State municipal securities in which the Fund invests.

         |_| The State's General Obligation Debt. As of March 31, 1998, the State had approximately $5.03 billion in general obligation bonds outstanding, including $294 million in bond anticipation notes. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $749.6 million for the 1998-99 fiscal year and are estimated to be $695 million for the State's 1999-2000 fiscal year.

         |_| Pending Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. That litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1998-1999 fiscal year or thereafter.

      The State believes that the State Plan includes sufficient reserves for the payment of judgments that may be required during the 1998-99 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount the State Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1998-1999 Financial Plan. The General Purpose Financial Statements for the 1997-1998 fiscal year report estimated probable awarded and anticipated unfavorable judgements of $872 million, of which $90 million is expected to be paid during the 1998-1999 fiscal year.

      In addition, the State is party to other claims and litigations that its legal counsel has advised are not probable of adverse court decisions or are not deemed to be materially adverse. Although, the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1998-99 fiscal year or thereafter.

         |_| Other Functions. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's current fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1998-99 fiscal year.

      |X| Factors Affecting Investments in New York City Municipal Securities. The fiscal health of New York City (the "City") has a more significant effect on the fiscal health of the State than any other municipality. The national economic downturn which began in July 1990 adversely affected the local economy which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product fell in those two years. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real Gross City Product increased, boosted by strong wage gains. After noticeable improvements in the City's economy during 1994, economic growth slowed in 1995. It improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. Overall, the City's economic improvement accelerated significantly in 1997 and 1998. The City's current financial plan assumes that, after strong growth in 1993 - 1998 moderate economic growth will occur through calendar year 2002, with moderating job growth and wage increases.

      For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1999 through 2002 fiscal years (referred to below as the "City's Financial Plan").

      The City's projections set forth in the City's Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Implementation of the City's Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created to assist the City in financing its capital program while keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

      In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      The City Comptroller and other agencies and public officials issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City's Financial Plan. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         |_| The City's Financial Plan. The City's Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The City's Financial Plan takes into account a projected increase in tax revenues in 1999 and 2000 and a projected decrease in tax revenues in 2001 and 2002, an increase in planned expenditures for health insurance; a decrease in projected pension expenditures; and other agency spending increases. In addition, the City's Financial Plan includes a proposed discretionary transfer to the 1999 fiscal year of $46.5 million to pay debt service due in fiscal year 2000. The City's Financial Plan also sets forth projections for the 2000 through 2002 fiscal years and projects gaps of $2.2 billion, $2.9 billion and $2.4 billion for the 2000 through 2002 fiscal years, respectively.

      The City's Financial Plan assumes that the Governor and the State Legislature approve extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $183 million, $524 million and $544 million in 2000, 2001 and 2002 fiscal years, respectively. It also assumes collection of the projected rent payments for the City's airports, totaling $6 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years, respectively. A substantial portion of those collections may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey or on the enforcement of the City's rights under the existing leases through pending legal actions. The City's Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors that could have a material effect on the City.

      On July 23, 1998, the New York State Comptroller issued a report that noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal year. The State Comptroller projected them at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt by the State of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.

      Various actions proposed in the City's Financial Plan are uncertain. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.
         |_| Ratings of the City's Bonds. Moody's Investors Service, Inc. has rated the City's general obligation bonds "A3." Standard & Poor's Ratings Group has rated those bonds "A-." Fitch IBCA, Inc. has rated these bonds "A-." Those ratings reflect only the views of Moody's, Standard & Poor's and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds. On July 10, 1995, Standard & Poor's revised its rating of City bonds downward to "BBB+." On July 16, 1998, Standard & Poor's revised its rating of City bonds upward to "A-." Moody's rating of City bonds was raised in February 1998 to "A3" from "Baa1."

         |_| The City's Outstanding Indebtedness. As of September 30, 1998, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $26.391 billion and $3.141 billion of outstanding net long-term debt.

      The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

         |_| Pending Litigation. The City is a defendant in lawsuits pertaining to material matters, including claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1998 and 1997, claims in excess of $472 billion and $530 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $3.5 billion for each fiscal year.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The

Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of the backing provided by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.


      |X| Inverse Floaters and Other Derivative Investments. "Inverse floaters" are municipal obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest ate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change. The Fund can invest up to 20% of its net assets in inverse floaters. Certain inverse floaters may be illiquid and therefore subject to the Fund's limitation on illiquid securities.

      To provide investment leverage, a municipal issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. The interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. The Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

      Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund might invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

     n Options Transactions. The Fund can write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

(1)   Calls the Fund sells must be listed on a national securities exchange.

(2) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.

(3) As an operating policy, no more than 5% of the Fund's net assets will be invested in options transactions.


      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

         |_| Purchasing Calls and Puts. The Fund may buy calls only to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities exchange. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets. The Fund may not sell puts other than puts it has previously purchased, to close out a position.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

         |_| Risks of Hedging with Options. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

         |_| Regulatory Aspects of Hedging Instruments. Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      |X| When-Issued and Delayed-Delivery Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" (or "forward commitment") basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.
      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund received the security at settlement of the trade.

      The Fund may engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time the Fund enters into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify on its books cash, U.S. government securities or other high grade debt obligations at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X| Zero-Coupon Securities. The Fund can invest without limit in zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments. When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

       In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      |X| Borrowing for Leverage. As a fundamental policy, the Fund may borrow up to 5% of its total assets from banks on an unsecured basis for temporary and emergency purposes or to purchase additional portfolio securities. Borrowing to purchase portfolio securities is a speculative investment technique known as "leveraging." This investment technique may subject the Fund to greater risks and costs, including the burden of interest expense, an expense the Fund would not otherwise incur. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner required under applicable provisions of the Investment Company Act. If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund is required to reduce its bank debt within 3 days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      |X| Investing in Other Investment Companies. The Fund can invest on a short-term basis up to 5% of its net assets in other investment companies that have an objective similar to the Fund's objective. Because the Fund would be subject to its ratable share of the other investment company's expenses, the Fund will not make these investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

      |X| Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it attempts to invest 100% of its assets in tax-exempt securities under normal market conditions. The Fund does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, options, repurchase agreements, and some of the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      [_] Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

      |_| The Fund cannot borrow money or mortgage or pledge any of its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 5% of its total assets. Where borrowings are made for a purpose other than temporary or emergency purposes, the Investment Company Act requires that the Fund maintain asset coverage of at least 300% for all such borrowings. Should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three days to the extent necessary to meet that asset coverage requirement. To reduce its borrowings, the Fund might have to sell investments at a time when it would be disadvantageous to do so. Additionally, interest paid by the Fund on its borrowings will decrease the net earnings of the Fund.

     |_| The Fund cannot buy any securities on margin or sell any securities short.

      |_| The Fund cannot lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities.

      |_| The Fund cannot act as underwriter of securities issued by other persons. A permitted exception is if the Fund technically is deemed to be an underwriter under the federal securities laws in connection with the disposition of its portfolio securities.

o The Fund cannot purchase the securities of any issuer that would result in the Fund owning more than 10% of the voting securities of that issuer.

      |_| The Fund cannot purchase securities from or sell them to its officers and trustees, or any firm of which any officer or trustee is a member, as principal. However, the Fund may deal with such persons or firms as brokers and pay a customary brokerage commission. The Fund cannot retain securities of any issuer, if to the knowledge of the Fund, one or more of its officers, trustees or investment adviser, own beneficially more than 2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of those securities.

      |_| The Fund cannot acquire, lease or hold real estate, except as may be necessary or advisable for the maintenance of its offices or to enable the Fund to take appropriate such action in the event of financial difficulties, default or bankruptcy of either the issuer of or the underlying source of funds for debt service for any obligations in the Fund's portfolio.

      |_| The Fund cannot invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options (or purchase put options) listed for trading on a national securities exchange. The Fund can also purchase call options (and sell put options) to the extent necessary to close out call options it previously wrote or put options it previously purchased.
      |_| The Fund cannot invest in companies for the purpose of exercising control or management.

      |_| The Fund cannot invest more than 25% of its total assets in securities of issuers of a particular industry. For the purposes of this limitation, tax-exempt securities and United States government obligations are not considered to be part of an industry. However, with respect to industrial development bonds and other revenue obligations for which the underlying credit is a business or charitable entity, the industry of that entity will be considered for purposes of this 25% limitation.

      |_| The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchases agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Diversification. The Fund intends to be "diversified," as defined in the Investment Company Act, with respect to 75% of its total assets, and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth above. Under the Investment Company Act's requirements for diversification, as to 75% of its total assets, the Fund cannot invest more than 5% of its net assets in the securities of any one issuer (other than the U.S. government, its agencies or instrumentalities) nor can it own more than 10% of an issuer's voting securities.

      In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.


      For the purposes of the Fund=s policy not to concentrate in securities of issuers as described in the investment restrictions listed in the Prospectus and this Statement of Additional Information, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy. Bonds which are refunded with escrowed U.S. government securities are considered U.S. government securities for purposes of the Fund's policy not to concentrate.

      Subject to the limitations stated above, from time to time the Fund may increase the relative emphasis of its investments in a particular segment of the municipal securities market above 25% of its net assets. For example, these might include, among others, general obligation bonds, pollution control bonds, hospital bonds, or any other segment of the municipal securities market as listed in Appendix A to this Statement of Additional Information. To the extent it does so, the Fund's exposure to market risks from economic, business, political or other changes affecting one bond in a particular segment (such as proposed legislation affecting the financing of a project or decreased demand for a type of project) might also affect other bonds in the same.

     n Non-Fundamental Investment Restrictions. The Fund operates under certain investment restrictions which are non-fundamental investment policies of the Fund and which can be changed by the Board without shareholder approval. These restrictions provide that:

      o The Fund may not acquire more than 3% of the voting securities issued by any one investment company. An exception is if the acquisition results from a dividend or a merger, consolidation or other reorganization. Also, the Fund cannot invest more than 5% of its assets in securities issued by any one investment company or invest more than 5% of the Fund's assets in securities of other investment companies.

      o For purposes of the Fund's investment restriction as to concentration described above, its policy with respect to concentration of investments shall be interpreted as prohibiting the Fund from making an investment in any given industry if, upon making the proposed investment, 25% or more of the value of its total assets would be invested in such industry.


How the Fund Is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund is organized as a Massachusetts business trust.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each class of shares:

      o  has its own dividends and distributions,
      o pays certain expenses which may be different for the different  classes,
      o may have a different net asset value, o may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and o votes as a class on matters that affect that class alone.

      |X| Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

      |X| Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. Mr. Cannon is a Trustee of the Fund as well as Limited Term New York Municipal Fund and the Bond Fund Series. All of the other Trustees are also trustees or directors of the following Oppenheimer funds:

Oppenheimer Quest Value Fund, Inc.,
Oppenheimer Quest For Value Funds, a series fund having the following series:
Oppenheimer Quest Small Cap Value Fund,
Oppenheimer Quest Balanced Fund, and
Oppenheimer Quest Opportunity Value Fund,
Oppenheimer Quest Global Value Fund, Inc.,
Oppenheimer Quest Capital Value Fund, Inc.,
Rochester  Portfolio Series (a series fund having one series:
Limited-Term New York Municipal Fund),
Rochester Fund Municipals,
Bond  Fund  Series  (a  series  fund  having  one  series:
Oppenheimer  Convertible Securities Fund), and
Oppenheimer MidCap Fund

      Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of April 1, 1999, the Trustees and officers of the Fund as a group owned of record or beneficially 3.1% of the Fund's Class A shares and less than 1% of Class B and Class C shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Ms. Macaskill and Mr. Donohue are trustees of that plan.

Bridget A. Macaskill*, Chairman of the Board of Trustees and President; Age: 50 Two World Trade Center, New York, New York 10048-0203 President (since June
1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corp., an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August
1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Hillsdown Holdings plc (a U.K. food company).

John Cannon, Trustee; Age: 69
620 Sentry Parkway West, Suite 220, Blue Bell,  Pennsylvania  19422
Independent Consultant; Chief Investment Officer of CDC Associates, a registered investment advisor; a Director of Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger and Berman Trust (since 1995); formerly Chairman and Treasurer of CDC Associates (1993 - February 1996) and President (1976 - 1991) and Senior Vice President (1991 - 1993) of AMA Investment Advisers, Inc., a mutual fund investment advisor.

Paul Y. Clinton, Trustee; Age: 68
39 Blossom Avenue, Osterville, Massachusetts 02655
Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee or Director of Capital Cash Management Trust, Narangansett Tax-Free Fund, OCC Accumulation Trust, OCC Cash Reserves (investment companies); formerly Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation.

Thomas W. Courtney, Trustee; Age 65
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc. (venture capital firm); Trustee or Directors of Cash Assets Trust, OCC Cash Reserves, Inc., OCC Accumulation Trust, Hawaiian Tax-Free Trust and Tax Free Trust of Arizona (investment companies); Director of several privately owned corporations; former General Partner of Trivest Venture Fund (private venture capital fund); former President of Investment Counseling Federated Investors, Inc.; former Director of Financial Analysts Federation.

Robert G. Galli, Trustee; Age: 65
19750 Beach Road, Jupiter, Florida 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 to December 1997); General Counsel of Oppenheimer Acquisition Corp., the Manager's parent holding company; Executive Vice President of the Manager (December 1977 to October 1995); Executive Vice President and a director (April 1986 to October
1995) of HarbourView Asset Management Corporation.

Lacy B. Herrmann, Trustee; Age: 69
380 Madison Avenue, Suite 2300, New York, New York 10017
Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust, and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, a mutual fund sub-adviser and administrator; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust (open-end investment companies); Trustee Emeritus of Brown University.

George Loft, Trustee; Age: 84
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, (open-end investment companies).

Ronald H. Fielding, Vice President; Age: 50
350 Linden Oaks, Rochester, NY 14625
Senior Vice President (since January 1996) of the Manager; Chairman of the Rochester Division of the Manager (since January 1996); an officer and portfolio manager of other Oppenheimer funds; prior to joining the Manager in January 1996, he was President and a director of Rochester Capital Advisors, Inc.
(1993-1995), the Fund's prior investment advisor, and of Rochester Fund Services, Inc. (1986-1995), the Fund's prior distributor; President and a trustee of Limited Term New York Municipal Fund (1991-1995), Convertible Securities Fund (1986-1995) and Rochester Fund Municipals (1986-1995); President and a director of Rochester Tax Manager Fund, Inc. (1982-1995) and of Fielding Management Company, Inc. (1982-1995), an investment advisor.

Andrew J. Donohue, Secretary; Age: 48
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corp., Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer
Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer; Age: 392
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (1995 - 1999), Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (1991 - 1995) and Vice President and Accounting Manager, Merrill Lynch Asset Management, Inc. (1987 - 1991).

Robert Bishop, Assistant Treasurer; Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Adele A. Campbell, Assistant Treasurer; Age 35
350 Linden Oaks, Rochester, New York 14625
Assistant Vice President of the Manager (1996-Present); Formerly Assistant Vice President of Rochester Fund Services, Inc. (1994-1996), Assistant Manager of Fund Accounting, Rochester Fund Services (1992-1994), Audit Manager for Price Waterhouse, LLP (1991-1992).

Scott T. Farrar, Assistant Treasurer; Age: 33
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary; Age: 50
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      n Remuneration of Trustees. The officers of the Fund and one Trustee, Ms. Macaskill, are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended December 31, 1998. The table below also shows the total compensation from all of the Oppenheimer funds listed above (referred to as the "Oppenheimer Quest/Rochester Funds"), including the compensation from the Fund. That amount represents compensation received as a director or trustee or member of a committee of the Board during the calendar year 1998.

--------------------------------------------------------------------------------


                                                           Total Compensation
                                                           From all Oppenheimer
                   Aggregate           Retirement          Quest/Rochester
                   Compensation        Benefits Accrued    Funds
Trustee' Name      From Fund1          as Part of Fund     (11 Funds)2
                                    Expenses
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

John Cannon              $70,885             $65,000             $ 26,054
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Paul Y. Clinton          $55,790             $39,594             $ 71,700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Thomas W. Courtney       $45,091             $28,895             $ 71,700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Robert G. Galli         $ 8,6993              None               $113,383
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lacy B. Herrmann         $60,704             $44,508             $ 71,700
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

George Loft              $62,907             $46,709             $ 71,700
--------------------------------------------------------------------------------

1. Aggregate compensation from the Fund includes fees and any retirement plan benefits accrued for a Trustee.
2. For the 1998 calendar year. Includes compensation for a portion of the year paid by Oppenheimer Quest Officers Value Fund, which was reorganized into another fund in June 1998. Each series of an investment company is considered a separate "fund" for this purpose. For Mr. Galli, compensation is for the period from 6/2/98 to 12/31/98.
3. For Mr. Galli, the aggregate compensation from the Fund is for the period from 6/2/98 to 10/31/98. His total compensation for the 1998 calendar year also includes compensation from 22 other Oppenheimer funds for which he serves as a trustee or director.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as Trustee for any of the Oppenheimer Quest/Rochester/MidCap funds listed above for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      n Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.
      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the

Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      n Major Shareholders. As of April 1, 1999, the only person who owned of record or were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, or Class C shares was:

      Merrill Lynch Pierce Fenner & Smith Inc. 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246, which owned 24,558,654.91 Class A shares (approximately 13%of the Class A shares then outstanding), 4,500,853.12 Class B shares (approximately 14% of the Class B shares then outstanding, and 2,501,214.383 Class C shares (approximately 22% of the Class C shares then outstanding), for the benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of the Fund assets made with due care and in good faith.

         o Accounting and Record-Keeping Services. The Manager provides accounting and record-keeping services to the Fund pursuant to an Accounting and Administration Agreement approved by the Board of Trustees. Under that agreement, the Manager maintains the general ledger accounts and records relating to the Fund's business and calculates the daily net asset values of the Fund's shares.

-------------------------------------------------------------------------------
                                                 Accounting and
Fiscal Year Ended     Management Fee Paid to     Administrative Services Fee
      12/31           OppenheimerFunds, Inc.     Paid to OppenheimerFunds,
                                                 Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
       1996                $10,305,1431                    $660,089
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
       1997                 $12,249,672                    $778,253
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
       1998                 $16,898,272                   $1,082,541
-------------------------------------------------------------------------------
1. The Fund paid its prior investment advisor, Rochester Capital Advisors, L.P., $113,595 for advisory services in the fiscal year ended 12/31/96.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is discussed in the table below:

 ------------------------------------------------------------------------------
          Aggregate     Class A      Commissions    Commissions  Commissions
 Fiscal   Front-End     Front-End    on Class A     on Class B   on Class C
 Year     Sales         Sales        Shares         Shares       Shares
 Ended    Charges       Charges      Advanced by    Advanced by  Advanced by
 12/31:   on Class A    Retained by  Distributor1   Distributor1 Distributor1
          Shares        Distributor
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

   1996    $ 9,802,584   $1,377,087       None          None         None
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

   1997    $15,588,173   $2,324,962    $ 577,976    $ 6,618,261    $ 478,210
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

   1998    $19,163,247   $2,805,718    $1,933,360   $12,869,741   $1,286,192
 ------------------------------------------------------------------------------
(1)The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

  ----------------------------------------------------------------------------
  Fiscal     Class A Contingent   Class B Contingent    Class C Contingent
  Year       Deferred Sales       Deferred Sales        Deferred Sales
  Ended      Charges Retained by  Charges Retained by   Charges Retained by
  12/31:     Distributor          Distributor           Distributor
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

     1998          $50,933              $620,222               $60,471
  ----------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees,* cast in person at a meeting called for the purpose of voting on that plan. Each plan has also been approved by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class.

* In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional Information refers to the Trustees who are not "interested persons" of the Fund (or its parent trust) and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.


      Under the plans the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use profits from the advisory fee it receives from the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment. Because Class B shares automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for an amendment to the Class A plan that would materially increase the amount to be paid under that plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by Class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent Trustees. The Board of Trustees has set the fees at the maximum rate allowed under the Class B and C plans and has set no minimum asset amount needed to qualify for payments under any of the plans. The Board of Trustees currently limits aggregate payments under the Class A plan to 0.15% of average daily net assets.

      |X| Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate currently not to exceed 0.15% of the average daily net assets of Class A shares held in accounts of the service provider or their customers.

      For the fiscal year ended December 31, 1998, payments under the Plan for Class A shares totaled $4,738,601, all of which was paid by the Distributor to recipients. That amount included $29,055 paid to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

      |X| Class B and Class C Service and Distribution Plans. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance. The types of services that recipients provide are similar to the services provided under the Class A plan, described above.

      The Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. After the first year shares are outstanding, the Distributor makes payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
      |_| pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus,
      |_| may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
      |_|   employs personnel to support distribution of shares, and
     |_| bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

--------------------------------------------------------------------------------

     Distribution Fees Paid to the Distributor for the Year Ended 12/31/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            Distributor's       Distributor's
                                            Aggregate           Unreimbursed
Class:        Total          Amount         Unreimbursed        Expenses as %
              Payments       Retained by    Expenses Under Plan of Net Assets
              Under Plan     Distributor                        of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class B Plan  $3,283,860     $2,946,247     $20,508,219               4.2%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Class C Plan  $1,110,9801    $    979,347   $  2,161,280              1.2%
--------------------------------------------------------------------------------
1. Includes $1,168 paid to an affiliate of the Distributor.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If a plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor to compensate it for its expenses incurred for distributing shares before the plan was terminated. All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
o Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o The Fund's performance returns do not reflect the effect of taxes on distributions.
o An investment in the Fund is not insured by the FDIC or any other government agency.
o The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o When an investor's shares are redeemed, they may be worth more or less than their original cost.
o Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

         |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                    (a-b)    6
            Standardized Yield = 2 ((--- + 1)  - 1)
                                    ( cd)


      The symbols above represent the following factors:

      a = dividends and interest earned during the 30-day period.

      b = expenses accrued for the period (net of any expense assumptions).

      c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

      d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

         |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

     Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

         |_| Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal taxable income (the net amount subject to federal income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

  ----------------------------------------------------------------------------
            The Fund's Yields for the 30-Day Periods Ended 12/31/98
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
                                                        Tax-Equivalent Yield
              Standardized Yield     Dividend Yield       (46.43% combined
                                                           Federal/NY Tax
  Class of                                                    Bracket)
  Shares
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
             Without    After     Without    After     Without     After
             Sales      Sales     Sales      Sales     Sales       Sales
             Charge     Charge    Charge     Charge    Charge      Charge
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

  Class A         4.70%     4.47%      5.43%     5.17%       8.77%      8.34%
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

  Class B         3.83%       N/A      4.43%       N/A       7.15%        N/A
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

  Class C         3.84%       N/A      4.45%       N/A       7.17%        N/A
  ----------------------------------------------------------------------------

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

         |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )

         |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.
Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return
               P


o Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

 ------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 12/31/98
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
              Cumulative               Average Annual Total Returns
            Total Returns
             (10 years or
            life of class)
 Class of
 Shares
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
                                                  5-Year           10-Year
                                 1-Year         (or life of      (or life of
                                                  class)           class)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
           After   Without  After    Without After    Without  After    Without
           Sales   Sales    Sales    Sales   Sales    Sales    Sales    Sales
           Charge   Charge   Charge  Charge   Charge   Charge   Charge  Charge
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Class A   114.70%  125.42%    1.46%   6.52%    5.07%    6.10%    7.94%  8.47%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Class B   10.84%*  14.84%*    0.61%   5.61%   5.92%*   8.04%*      N/A    N/A
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Class C       N/A 14.85%**    4.56%   5.56%      N/A  8.04%**      N/A    N/A
 ------------------------------------------------------------------------------
    Inception of Class A: 5/15/86.
   *Inception of Class B: 3/17/97.
 **Inception of Class C: 3/17/97.

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked by Lipper against all other New York municipal debt funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      n Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the municipal bond funds category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk is measured by a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in the fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) overall rating, which is the fund's 3-year rating or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year rating (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk-adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class C returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S.
government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
      |_|Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
      |_|Current  purchases  of Class A and Class B shares of the Fund and other
         Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and

      |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

     |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                   Oppenheimer Limited-Term Government Fund
Oppenheimer Capital Appreciation Fund   Oppenheimer   Main   Street   California
                                        Municipal Fund
Oppenheimer California Municipal Fund   Oppenheimer  Main Street Growth & Income
                                        Fund
Oppenheimer Champion Income Fund Oppenheimer MidCap Fund Oppenheimer Convertible Securities Fund Oppenheimer Multiple Strategies Fund Oppenheimer Developing Markets Fund Oppenheimer Municipal Bond Fund Oppenheimer Disciplined Allocation Fund Oppenheimer New York Municipal Fund Oppenheimer Disciplined Value Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Discovery Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Enterprise Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Capital Income Fund Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Florida Municipal Fund      Oppenheimer  Quest  Global  Value  Fund,
                                        Inc.
Oppenheimer Global Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Global Growth & Income Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Gold & Special Minerals Oppenheimer Quest Value Fund, Inc. Fund Oppenheimer Growth Fund Oppenheimer Real Asset Fund Oppenheimer High Yield Fund Oppenheimer Strategic Income Fund Oppenheimer Insured Municipal Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Intermediate Municipal Fund Oppenheimer U.S. Government Trust Oppenheimer International Bond Fund Oppenheimer World Bond Fund Oppenheimer International Growth Fund Limited-Term New York Municipal Fund Oppenheimer International Small Rochester Fund Municipals Company Fund Oppenheimer Large Cap Growth Fund Oppenheimer Europe Fund

and the following money market funds:

Centennial America Fund, L. P.          Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
Centennial Government Trust             Oppenheimer Cash Reserves
Centennial Money Market Trust           Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bounded by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:

(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
             (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (minimum $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited, normally four to five business days prior to the investment dates selected in the Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      Before initiating Asset Builder payments, obtain a prospectus of the selected fund(s) from the Distributor or your financial advisor and request an application from the Distributor, complete it and return it. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 15 days) after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation for from his or her firm selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian bank fees, trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian bank expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. It is done by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the values Fund's portfolio securities may change significantly on those days, when shareholders cannot purchase or redeem shares.

     |X| Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)   debt instruments that have a maturity of more than 397 days when-issued,

(2) debt instruments that had a maturity of 397 days or less when-issued and have a remaining maturity of more than 60 days, and

(3) non-money market debt instruments that had a maturity of 397 days or less when-issued and which have a remaining maturity of 60 days or less.

      |_|The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when-issued that have a remaining maturity of 60 days or less, and

(2)
      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

      |_| Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts and calls are valued at the last sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on Nasdaq on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on Nasdaq on the valuation date. If the put or call is not traded on an exchange or on Nasdaq, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to the Fund's bank for clearance, the bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue to receive dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the bank listed on the check or at the Fund's custodian bank. That limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege by signing the Account Application or by completing a Checkwriting card, each individual who signs:

(1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;

(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s);

(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;

(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;

(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and

(6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:

      |_| Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

      |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.


      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan.

Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.


      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.

      |_| All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.

      |_| Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.

      |_| Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.

      |_|   Class Y shares of Oppenheimer Real Asset Fund are not exchangeable.


o For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Convertible Securities Fund, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Convertible Securities Fund are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange of Class M shares. No other exchanges may be made to Class M shares.
      o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges can be made from shares of any other funds to class X shares of Limited Term New York Municipal Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      n Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      n Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for Federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the federal alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2) income from securities  loans;
(3) income or gains from options or futures; and
(4) any excess of net short-term capital gain over net long-term capital loss.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether (and the extent to which) such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax
deduction   for  payments  of  dividends   and  other   distributions   made  to
shareholders.

      In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt-interest dividends that will be exempt from New York State and New York City personal income taxes. That exemption applies to the extent that the Fund's distributions are attributable to interest on New York municipal securities. Distributions from the Fund attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York State and New York City personal income taxes as ordinary income.


      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the New York alternative minimum tax.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute at least 98% of the sum of its taxable investment income earned from January 1 through December 31 of that year and its net capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder must first obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or other distributions from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc. a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It acts on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian bank of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian bank in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances may at times be substantial.

Independent Accountants. PricewaterhouseCoopers LLP are the independent accountants of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as accountants for certain other funds advised by the Manager and its affiliates.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Rochester Fund Municipals

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rochester Fund Municipals (the
Fund) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
January 22, 1999

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
MUNICIPAL BONDS AND NOTES--102.5%
================================================================================================================================
NEW YORK--93.6%
$          200,000   Albany County IDA (Upper Hudson Library)
8.750%       05/01/2007        $      204,414
           955,000   Albany County IDA (Upper Hudson Library)
8.750        05/01/2022             1,015,537
           409,336   Albany Hsg. Authority
0.000        10/01/2012 (p)           112,224
           620,000   Albany Hsg. Authority (Lark Drive)
5.500        12/01/2028               622,362
         2,275,000   Albany IDA (Albany Medical Center)
8.250        08/01/2004             2,418,279
           400,000   Albany IDA (Albany Municipal Golf Course Clubhouse)
7.500        05/01/2012               436,940
         1,015,000   Albany IDA (Albany Rehab.)
8.375        06/01/2023             1,120,966
         1,715,000   Albany IDA (MARA Mansion Rehab.)
6.500        02/01/2023             1,782,725
         1,395,000   Albany IDA (Port of Albany)
7.250        02/01/2024             1,512,389
         1,770,000   Albany Parking Authority
0.000        11/01/2017               683,078
        10,070,000   Allegany County IDA (Alfred University)
7.500        09/01/2011            10,904,400
         4,200,000   Allegany County IDA (Houghton College)
5.250        01/15/2024             4,191,180
         4,190,000   Amherst IDA (Amherst Rink)
5.650        10/01/2022             4,366,189
         1,010,000   Babylon IDA (JFB & Sons Lithographers)
7.625        12/01/2006             1,065,409
         2,570,000   Babylon IDA (JFB & Sons Lithographers)
8.625        12/01/2016             2,755,991
         1,330,000   Babylon IDA (WWH Ambulance)
7.375        09/15/2008             1,464,091
         3,850,000   Batavia Hsg. Authority (Trocaire Place) (a)
8.750        04/01/2025             3,869,250
           515,000   Batavia Hsg. Authority (Washington Towers)
6.500        01/01/2023               540,307
           800,000   Battery Park City Authority
5.750        06/01/2023               817,800
         1,050,000   Battery Park City Authority
5.800        11/01/2022             1,122,954
           700,000   Battery Park City Authority
10.000        06/01/2023               736,575
         1,445,000   Bayshore HDC
7.500        02/01/2023             1,561,221
           335,000   Beacon IDA (Craig House)
9.000        07/01/2011               335,951
         1,000,000   Bethany Retirement Home
7.450        02/01/2024             1,166,420
         1,065,000   Blauvelt Volunteer Fire Company
6.250        10/15/2017             1,085,970
            35,000   Bleeker Terrace HDC
8.100        07/01/2001                35,365
            45,000   Bleeker Terrace HDC
8.350        07/01/2004                45,524
           900,000   Bleeker Terrace HDC
8.750        07/01/2007               912,240
         6,965,000   Brookhaven IDA (Dowling College)
6.750        03/01/2023             7,492,111
           870,000   Brookhaven IDA (Farber) (a)
6.000(v)     12/01/2002               870,000
           490,000   Brookhaven IDA (Farber) (a)
6.000(v)     12/01/2004               490,000
           475,000   Brookhaven IDA (Interdisciplinary School)
8.500        12/01/2004               518,819
         3,220,000   Brookhaven IDA (Interdisciplinary School)
9.500        12/01/2019             3,638,278
           645,000   Broome County IDA (Binghamton Simulator)
8.250        01/01/2002               653,275
           190,000   Broome County IDA (Industrial Park)
7.550        12/01/2000               191,469
           195,000   Broome County IDA (Industrial Park)
7.600        12/01/2001               196,626
           600,000   Capital District Youth Center
6.000        02/01/2017               644,820
           500,000   Carnegie Redevelopment Corp. (a)
7.000        09/01/2021               547,025
         6,250,000   Castle Rest Residential Health Care Facility
5.750        08/01/2037             6,644,500
         1,830,000   Cattaraugus County IDA (Cherry Creek)
9.800        09/01/2010             1,996,182
         1,250,000   Cattaraugus County IDA (Olean General Hospital)
5.250        08/01/2023             1,253,712
         8,075,000   Cattaraugus County IDA (St. Bonaventure University)
8.300        12/01/2010 (p)         8,929,981
         8,600,000   Cayuga County COP (Auburn Hospital)
6.000        01/01/2021             9,148,078
         2,900,000   Chautauqua County IDA (Jamestown Devel. Corp.)
5.250        08/01/2028             2,880,454
         1,700,000   Chautauqua County IDA (Jamestown Devel. Corp.)
7.125        11/01/2008             1,704,403
         3,395,000   Chautauqua County IDA (Jamestown Devel. Corp.)
7.125        11/01/2018             3,406,984
         4,255,000   City of Port Jervis IDA (FHP)
5.500        11/01/2016             4,285,721
           640,000   City of Port Jervis IDA (FHT)
10.000        11/01/2008               662,419
         3,115,000   Clifton Springs Hospital & Clinic
8.000        01/01/2020             3,467,805


                           9 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$           35,000   Cohoes GO
6.200%       03/15/2012        $       36,050
            25,000   Cohoes GO
6.200        03/15/2013                25,595
            25,000   Cohoes GO
6.250        03/15/2014                25,555
            25,000   Cohoes GO
6.250        03/15/2015                25,555
            25,000   Cohoes GO
6.250        03/15/2016                25,450
           595,000   Columbia County IDA (ARC)
7.750        06/01/2005               650,383
         2,650,000   Columbia County IDA (ARC)
8.650        06/01/2018             3,001,019
           605,000   Columbia County IDA (Berkshire Farms)
6.900        12/15/2004               649,304
         1,855,000   Columbia County IDA (Berkshire Farms)
7.500        12/15/2014             2,052,706
            60,000   Cortland County IDA (Paul Bunyon Products)
8.000        07/01/2000                61,325
         3,500,000   Dutchess County IDA (Bard College)
7.000        11/01/2017             3,882,865
         1,700,000   Dutchess County Res Rec (Solid Waste)
6.800        01/01/2010             1,915,832
         1,805,000   Dutchess County Res Rec (Solid Waste)
7.000        01/01/2010             2,047,448
         2,420,000   Dutchess County Res Rec (Solid Waste) (w)
5.150        01/01/2010             2,483,452
         1,700,000   Dutchess County Res Rec (Solid Waste) (w)
5.400        01/01/2013             1,743,384
         1,000,000   Dutchess County Res Rec (Solid Waste) (w)
5.450        01/01/2014             1,024,040
         1,540,000   Dutchess County Water & Waste
0.000        06/01/2025               390,914
         1,540,000   Dutchess County Water & Waste
0.000        06/01/2026               370,940
         1,000,000   Dutchess County Water & Waste
0.000        06/01/2027               228,690
         3,000,000   Dutchess County Water & Waste
5.375        06/01/2019             3,077,130
         2,000,000   East Rochester Hsg. Authority (Linden Knoll)
5.350        02/01/2038             2,028,300
         3,125,000   East Rochester Hsg. Authority (St. John's Meadows)
5.250        08/01/2038             3,119,656
         3,250,000   East Rochester Hsg. Authority (St. John's Meadows)
5.675        08/01/2022             3,424,330
         4,250,000   East Rochester Hsg. Authority (St. John's Meadows)
5.700        08/01/2027             4,504,532
         1,885,000   East Rochester Hsg. Authority (St. John's Meadows)
5.750        08/01/2037             2,005,583
         4,095,000   East Rochester Hsg. Authority (St. John's Meadows)
5.950        08/01/2027             4,323,583
            25,000   Elmira HDC
7.500        08/01/2007                25,780
         3,425,000   Erie County IDA (Affordable Hospitality) (b)
9.250        12/01/2015             3,425,000
         1,275,000   Erie County IDA (Air Cargo)
8.250        10/01/2007             1,319,880
         2,380,000   Erie County IDA (Air Cargo)
8.500        10/01/2015             2,509,924
        35,000,000   Erie County IDA (Canfibre Lackawanna)
9.050        12/01/2025            35,054,600
           300,000   Erie County IDA (Episcopal Church Home)
6.000        02/01/2028               305,820
         3,230,000   Erie County IDA (Medaille College)
8.000        12/30/2022             3,540,048
         1,355,000   Erie County IDA (Mercy Hospital)
6.250        06/01/2010             1,396,707
         1,850,000   Essex County IDA (International Paper Co.)
5.500        08/15/2022             1,847,447
         3,800,000   Franklin County IDA (Alice Hyde Hospital)
4.750        10/01/2018             3,642,224
         4,245,000   Franklin County SWMA
6.250        06/01/2015             4,404,018
           620,000   Geneva IDA (FLCP)
8.250        11/01/2004               671,410
         1,000,000   Geneva IDA (FLCP)
8.500        11/01/2016             1,085,540
           925,000   Glen Cove IDA (SLCD)
6.875        07/01/2008               920,144
         3,775,000   Glen Cove IDA (SLCD)
7.375        07/01/2023             3,742,799
        15,000,000   Glen Cove IDA (The Regency at Glen Cove)
0.000        10/15/2019 (p)         4,954,650
         2,375,000   Grand Central BID (Grand Central District Management)
5.250        01/01/2022             2,390,889
         2,045,000   Groton Community Health Care Center
7.450        07/15/2021             2,402,118
           690,000   Hamilton Elderly Hsg. Corp.
11.250        01/01/2015               718,918
         5,210,000   Hempstead IDA (Franklin Hospital Medical Center)
5.750        11/01/2008             5,233,237
         9,375,000   Hempstead IDA (Franklin Hospital Medical Center)
6.375        11/01/2018             9,423,750
         1,015,000   Herkimer County IDA (Burrows Paper)
7.250        01/01/2001             1,039,248
        14,440,000   Herkimer County IDA (Burrows Paper)
8.000        01/01/2009            15,674,331
            60,000   Housing NY Corp.
5.500        11/01/2020                61,400
         6,595,000   Housing NY Corp.
5.500        11/01/2020             6,737,452


                          10 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$          990,000   Hudson IDA (Have, Inc.)
8.125%       12/01/2017        $    1,067,943
         1,300,000   Hudson IDA (Wittcomm, Inc.)
7.125        11/01/2009             1,298,206
           950,000   Islip IDA (Leeway School)
9.000        08/01/2021             1,033,495
            50,000   Islip IDA (WJL Realty)
7.800        03/01/2003                51,786
           100,000   Islip IDA (WJL Realty)
7.850        03/01/2004               103,574
           100,000   Islip IDA (WJL Realty)
7.900        03/01/2005               103,585
           500,000   Islip IDA (WJL Realty)
7.950        03/01/2010               521,945
         2,000,000   Islip Res Rec
6.500        07/01/2009             2,303,440
        20,600,000   L.I. Power Authority
5.250        12/01/2026            20,695,790
        21,450,000   L.I. Power Authority
5.500        12/01/2029            22,149,484
        10,000,000   L.I. Power Authority
5.750        12/01/2024            10,725,400
         5,905,000   L.I. Power Authority RITES (a)
5.357(f)     12/01/2022             5,913,917
        12,500,000   L.I. Power Authority RITES (a)
5.857(f)     12/01/2026            13,617,875
         3,725,000   L.I. Power Authority RITES (a)
7.590(f)     12/01/2026             4,058,127
         2,650,000   Lockport HDC
6.000        10/01/2018             2,790,291
           100,000   Lowville GO
7.200        09/15/2005               116,774
            75,000   Lowville GO
7.200        09/15/2007                89,907
           100,000   Lowville GO
7.200        09/15/2012               124,085
           100,000   Lowville GO
7.200        09/15/2013               124,098
           100,000   Lowville GO
7.200        09/15/2014               124,192
         5,350,000   Lyons Community Health Initiatives Corp.
6.800        09/01/2024             5,886,551
         4,610,000   Macleay Hsg. Corp. (Larchmont Woods)
8.500        01/01/2031             4,856,358
         2,485,000   Mechanicsville HDC
6.900        08/01/2022             2,597,620
           200,000   Middleton IDA (Flanagan)
7.000        11/01/2006               200,198
           690,000   Middleton IDA (Flanagan)
7.500        11/01/2018               692,070
           905,000   Middleton IDA (Fleurchem)
8.000        12/01/2016             1,000,269
         3,740,000   Middleton IDA (Southwinds)
8.375        03/01/2018             4,147,473
           660,000   Middletown IDA (YMCA)
6.250        11/01/2009               659,003
         1,255,000   Middletown IDA (YMCA)
7.000        11/01/2019             1,252,352
            75,000   Monroe County Airport Authority (GRIA)
7.250        01/01/2019                78,971
           440,000   Monroe County COP
8.050        01/01/2011               458,520
         4,260,000   Monroe County IDA (Al Sigl Center)
6.600        12/15/2017             4,566,464
         1,590,000   Monroe County IDA (Al Sigl Center)
7.250        12/15/2015             1,749,238
         3,080,000   Monroe County IDA (Brazill Merk)
7.900        12/15/2014             3,238,558
           900,000   Monroe County IDA (Canal Ponds)
7.000        06/15/2013               989,775
            10,000   Monroe County IDA (Cohber)
7.550        12/01/2001                10,237
            10,000   Monroe County IDA (Cohber)
7.650        12/01/2002                10,270
            10,000   Monroe County IDA (Cohber)
7.700        12/01/2003                10,275
           170,000   Monroe County IDA (Cohber)
7.850        12/01/2009               175,180
         2,186,291   Monroe County IDA (Cottrone Devel.)
9.500        12/01/2010             2,351,662
         5,750,000   Monroe County IDA (DePaul CF)
5.950        08/01/2028             5,752,012
           880,000   Monroe County IDA (DePaul CF)
6.450        02/01/2014               980,250
         1,285,000   Monroe County IDA (DePaul CF)
6.500        02/01/2024             1,429,922
           335,000   Monroe County IDA (DePaul Properties)
8.300        09/01/2002               363,468
         4,605,000   Monroe County IDA (DePaul Properties)
8.800        09/01/2021             5,022,673
        14,565,000   Monroe County IDA (Genesee Hospital)
7.000        11/01/2018            15,338,110
         1,000,000   Monroe County IDA (Jewish Home)
6.875        04/01/2017             1,059,310
         4,945,000   Monroe County IDA (Jewish Home)
6.875        04/01/2027             5,200,904
         1,425,000   Monroe County IDA (Melles Groit)
9.500        12/01/2009             1,463,418
         1,926,000   Monroe County IDA (Morrell/Morrell)
7.000        12/01/2007             2,015,212
           500,000   Monroe County IDA (Nazareth College)
5.250        04/01/2023               511,695


                          11 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$        4,330,000   Monroe County IDA (Piano Works)
7.625%       11/01/2016        $    4,766,897
         2,625,000   Monroe County IDA (Roberts Wesleyan College)
6.700        09/01/2011             2,708,632
         3,490,000   Monroe County IDA (RTM Turbine) (a) (d)
7.750        12/01/2006             1,570,500
         3,060,000   Monroe County IDA (RTM Turbine) (a) (d)
8.000        12/01/2011             1,377,031
           770,000   Monroe County IDA (RTM Turbine) (a) (d)
8.500        12/01/2016               346,500
         1,310,000   Monroe County IDA (St. Joseph's Parking Garage)
7.000        11/01/2008             1,310,419
         4,345,000   Monroe County IDA (St. Joseph's Parking Garage)
7.500        11/01/2022             4,346,608
           915,000   Monroe County IDA (Volunteers of America)
5.700        08/01/2018               903,370
         2,610,000   Monroe County IDA (Volunteers of America)
5.750        08/01/2028             2,569,728
           465,000   Monroe County IDA (West End Business)
6.750        12/01/2004               492,003
           110,000   Monroe County IDA (West End Business)
6.750        12/01/2004               116,388
            65,000   Monroe County IDA (West End Business)
6.750        12/01/2004                68,775
         1,375,000   Monroe County IDA (West End Business)
8.000        12/01/2014             1,512,981
           345,000   Monroe County IDA (West End Business)
8.000        12/01/2014               379,621
           170,000   Monroe County IDA (West End Business)
8.000        12/01/2014               187,059
           515,000   Monroe County IDA (West End Business)
8.000        12/01/2014               566,680
           285,000   Monroe HDC (Multi-Family)
7.000        08/01/2021               296,679
         5,860,000   Montgomery County IDA (Amsterdam) (a)
7.250        01/15/2019             4,102,000
         1,015,000   Montgomery County IDA (New Dimensions in Living)
8.900        05/01/2016             1,094,596
         3,800,000   MTA Dedicated Tax Fund RITES (a)
5.030(f)     04/01/2023             3,609,544
        10,000,000   MTA IVRC (a)
6.784(f)     07/01/2011            11,375,000
         3,125,000   MTA RITES (a)
4.030(f)     07/01/2026             2,535,187
         1,000,000   MTA Service Contract, Series 8
5.375        07/01/2021             1,015,240
         1,000,000   MTA Service Contract, Series R
5.500        07/01/2012             1,071,940
         1,270,000   MTA Service Contract, Series R
5.500        07/01/2012             1,361,364
           815,000   MTA Service Contract, Series R
5.500        07/01/2013               867,804
         2,500,000   MTA Service Contract, Series R
5.500        07/01/2014             2,652,125
         3,320,000   MTA Service Contract, Series R
5.500        07/01/2017             3,476,638
         4,360,000   MTA Service Contract, Series R
5.500        07/01/2017             4,565,705
         9,400,000   MTA YCR (a)
7.203(f)     07/01/2013            10,297,230
         3,000,000   MTA YCR (a)
7.203(f)     07/01/2022             3,193,650
         9,690,000   MTA, Series C1
5.500        07/01/2022             9,934,769
        13,480,000   MTA, Series C1
5.625        07/01/2027            14,093,744
         5,000,000   MTA, Series C2
5.375        07/01/2027             5,174,450
           802,824   Municipal Assistance Corp. for Troy, NY
0.000        07/15/2021               258,477
         1,218,573   Municipal Assistance Corp. for Troy, NY
0.000        01/15/2022               382,425
         2,725,000   Nassau County IDA (ACLDD)
8.125        10/01/2022             3,000,852
           275,000   Nassau County IDA (RJS Scientific)
8.050        12/01/2005               302,940
         2,700,000   Nassau County IDA (RJS Scientific)
9.050        12/01/2025             3,111,426
         2,850,000   Nassau County IDA (Sharp International)
7.375        12/01/2007             3,039,610
         1,810,000   Nassau County IDA (Sharp International)
7.375        12/01/2007             1,930,419
         2,610,000   Nassau County IDA (Sharp International)
7.875        12/01/2012             2,774,952
         1,650,000   Nassau County IDA (Sharp International)
7.875        12/01/2012             1,760,797
           500,000   Nassau County IDA (Structural Industries)
7.750        02/01/2012               566,080
            20,000   New Hartford HDC (Village Point)
7.375        01/01/2024                21,402
         1,505,000   New Hartford Sunset Wood Project
5.950        08/01/2027             1,609,823
         3,000,000   New Rochelle IDA (CNR)
6.750        07/01/2022             3,230,700
         4,950,000   Newark/Wayne Community Hospital
5.875        01/15/2033             5,171,958
         2,340,000   Newark/Wayne Community Hospital
7.600        09/01/2015             2,531,646
           185,000   Newburgh GO
7.100        09/15/2007               201,650
           185,000   Newburgh GO
7.100        09/15/2008               200,891


                          12 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$          180,000   Newburgh GO
7.150%       09/15/2009        $      195,298
           150,000   Newburgh GO
7.150        09/15/2010               162,520
           155,000   Newburgh GO
7.200        09/15/2011               167,577
           155,000   Newburgh GO
7.200        09/15/2012               166,949
           160,000   Newburgh GO
7.250        09/15/2013               172,048
           155,000   Newburgh GO
7.250        09/15/2014               166,048
         2,310,000   Newburgh IDA (ARMA Textile Printers)
7.125        11/01/2007             2,392,190
         4,880,000   Newburgh IDA (ARMA Textile Printers)
8.000        11/01/2017             5,113,264
           995,000   Niagara County IDA (Maryland Maple)
10.250        11/15/2009             1,028,492
         1,000,000   Niagara County IDA (Niagara University)
5.375        10/01/2023             1,033,390
         1,900,000   Niagara County IDA (Sevenson Hotel)
6.600        05/01/2007             1,941,952
         1,700,000   Niagara Falls COP (High School Facility)
5.375        06/15/2028             1,712,971
           715,000   North Babylon Volunteer Fire Co.
5.750        08/01/2022               756,842
           585,000   North Tonawanda HDC (Bishop Gibbons Assoc.)
6.800        12/15/2007               645,150
         3,295,000   North Tonawanda HDC (Bishop Gibbons Assoc.)
7.375        12/15/2021             3,911,132
           270,000   NYC GO
0.000        05/15/2011               147,801
         4,990,000   NYC GO
0.000        11/15/2011             2,665,858
           200,000   NYC GO
0.000        05/15/2012               103,196
            40,000   NYC GO
0.000        10/01/2012                20,257
         9,025,000   NYC GO
5.000        08/01/2023             8,794,050
        12,125,000   NYC GO
5.000        08/01/2023            11,814,721
         8,900,000   NYC GO
5.000        08/15/2028             8,638,518
         1,285,000   NYC GO
5.125        02/01/2011             1,344,444
         1,250,000   NYC GO
5.125        08/01/2013             1,285,525
           855,000   NYC GO
5.125        08/01/2025               842,748
        12,250,000   NYC GO
5.125        08/01/2025            12,074,457
         2,060,000   NYC GO
5.250        02/01/2012             2,163,268
        16,265,000   NYC GO
5.250        08/01/2020            16,428,789
        26,970,000   NYC GO
5.250        08/01/2021            27,219,472
         1,015,000   NYC GO
5.250        08/15/2023             1,020,643
           500,000   NYC GO
5.250        08/01/2024               502,270
         5,910,000   NYC GO
5.300        08/01/2024             5,968,332
           570,000   NYC GO
5.375        08/01/2019               582,392
         1,170,000   NYC GO
5.375        08/01/2027             1,192,078
        13,170,000   NYC GO
5.375        11/15/2027            13,386,120
            85,000   NYC GO
5.500        10/01/2018                87,231
         4,380,000   NYC GO
5.500        02/15/2026             4,501,414
        15,015,000   NYC GO
5.500        11/15/2037            15,441,126
            20,000   NYC GO
5.625        08/01/2016                20,774
            35,000   NYC GO
5.750        02/01/2020                37,101
         2,000,000   NYC GO
5.875        08/01/2024             2,144,940
         4,865,000   NYC GO
5.875        08/01/2024             5,207,934
         6,000,000   NYC GO
6.000        02/01/2011             6,626,940
            10,000   NYC GO
6.000        08/01/2015                10,024
            50,000   NYC GO
6.000        10/15/2016                54,605
            15,000   NYC GO
6.000        02/15/2020 (p)            16,726
            55,000   NYC GO
6.000        02/15/2020                58,798
            90,000   NYC GO
6.000        05/15/2020 (p)            99,048
           180,000   NYC GO
6.000        05/15/2020               191,453
            15,000   NYC GO
6.000        02/15/2024 (p)            16,975
            75,000   NYC GO
6.000        02/15/2024                81,007


                          13 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$           65,000   NYC GO
6.000%       02/15/2025 (p)    $       72,591
           610,000   NYC GO
6.000        02/15/2025               654,804
            80,000   NYC GO
6.000        10/15/2026 (p)            91,670
         8,180,000   NYC GO
6.000        10/15/2026             8,908,838
         4,920,000   NYC GO
6.125        02/01/2025 (p)         5,602,798
        13,680,000   NYC GO
6.125        02/01/2025            14,873,443
         8,735,000   NYC GO
6.125        08/01/2025             9,595,922
            55,000   NYC GO
6.250        04/01/2021 (p)            63,187
            15,000   NYC GO
6.250        04/01/2021                16,511
         5,870,000   NYC GO
6.250        04/15/2027 (p)         6,794,877
         6,330,000   NYC GO
6.250        04/15/2027             6,955,024
           103,000   NYC GO
6.500        08/01/2014 (p)           118,648
           397,000   NYC GO
6.500        08/01/2014               447,725
           420,000   NYC GO
6.500        08/01/2015 (p)           483,806
         1,580,000   NYC GO
6.500        08/01/2015             1,751,841
         1,630,000   NYC GO
6.600        02/15/2010 (p)         1,873,017
           370,000   NYC GO
6.600        02/15/2010               418,807
        15,580,000   NYC GO
6.625        02/15/2025 (p)        17,923,855
           420,000   NYC GO
6.625        08/01/2025 (p)           486,822
         1,580,000   NYC GO
6.625        08/01/2025             1,783,393
             5,000   NYC GO
7.000        02/01/2010                 5,040
           610,000   NYC GO
7.000        10/01/2012 (p)           688,153
            15,000   NYC GO
7.000        10/01/2012                16,722
            25,000   NYC GO
7.000        02/01/2018                27,427
           625,000   NYC GO
7.000        02/01/2020 (p)           693,469
            25,000   NYC GO
7.000        02/01/2020                27,427
            10,000   NYC GO
7.000        02/01/2020                10,953
           190,000   NYC GO
7.000        02/01/2022               208,447
         4,410,000   NYC GO
7.000        02/01/2022 (p)         4,893,115
           875,000   NYC GO
7.100        02/01/2009 (p)           973,280
           125,000   NYC GO
7.100        02/01/2009               137,927
         3,525,000   NYC GO
7.100        02/01/2010 (p)         3,920,928
           475,000   NYC GO
7.100        02/01/2010               524,124
         1,555,000   NYC GO
7.100        02/01/2011 (p)         1,729,658
           210,000   NYC GO
7.100        02/01/2011               231,622
         3,520,000   NYC GO
7.200        02/01/2014 (p)         3,925,082
           480,000   NYC GO
7.200        02/01/2014               530,357
         2,465,000   NYC GO
7.200        02/01/2015 (p)         2,748,672
           335,000   NYC GO
7.200        02/01/2015               369,448
        13,800,000   NYC GO
7.250        08/15/2024 (p)        15,061,596
            20,000   NYC GO
7.250        08/15/2024                21,599
           300,000   NYC GO
7.400        02/01/2002 (p)           332,217
            30,000   NYC GO
7.400        02/01/2002                33,106
         1,825,000   NYC GO
7.500        02/01/2003 (p)         2,050,734
           175,000   NYC GO
7.500        02/01/2003               195,447
         2,955,000   NYC GO
7.500        02/01/2016 (p)         3,323,252
            45,000   NYC GO
7.500        02/01/2016                50,014
         1,470,000   NYC GO
7.500        02/01/2018 (p)         1,653,191
            30,000   NYC GO
7.500        02/01/2018                33,343
            45,000   NYC GO
7.500        08/01/2019                50,653
         1,820,000   NYC GO
7.500        08/01/2019 (p)         2,074,290


                          14 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$          180,000   NYC GO
7.500%       08/01/2020        $      202,612
         7,320,000   NYC GO
7.500        08/01/2020 (p)         8,342,750
         6,180,000   NYC GO
7.500        08/15/2020 (p)         7,343,879
           975,000   NYC GO
7.500        08/01/2021 (p)         1,111,227
            25,000   NYC GO
7.500        08/01/2021                28,140
         3,790,000   NYC GO
7.625        02/01/2013 (p)         4,276,030
            55,000   NYC GO
7.625        02/01/2013                61,493
           265,000   NYC GO
7.625        02/01/2014 (p)           298,984
             5,000   NYC GO
7.625        02/01/2014                 5,586
         1,380,000   NYC GO
7.750        02/01/2010             1,559,359
           120,000   NYC GO
7.750        02/01/2010               134,653
           135,000   NYC GO
7.750        08/15/2012 (p)           150,862
            15,000   NYC GO
7.750        08/15/2012                16,626
         6,000,000   NYC GO
7.750        02/01/2013 (p)         6,785,460
           985,000   NYC GO
7.750        08/15/2013 (p)         1,100,737
            15,000   NYC GO
7.750        08/15/2013                16,626
           115,000   NYC GO
7.750        08/15/2017 (p)           128,512
            15,000   NYC GO
7.750        08/15/2017                16,587
           250,000   NYC GO
8.000        08/15/2021 (p)           280,925
             5,000   NYC GO
8.250        08/01/2012 (p)             5,641
         1,620,000   NYC GO
8.250        08/01/2014 (p)         1,826,890
             5,000   NYC GO
8.250        08/01/2014                 5,584
         1,000,000   NYC GO
8.250        11/15/2015 (p)         1,140,260
         3,000,000   NYC GO
8.250        11/15/2018 (p)         3,420,780
            20,000   NYC GO
8.250        11/15/2020 (p)            22,805
         1,750,000   NYC GO CAB
0.000(c)     05/15/2014             1,497,597
           500,000   NYC GO CAB
0.000(c)     08/01/2014               414,625
        16,387,000   NYC GO CARS
8.120(f)     08/12/2010            18,763,115
         8,387,000   NYC GO CARS
8.120(f)     09/01/2011             9,540,212
            70,000   NYC GO DIAMONDS
0.000(c)     08/15/2016                63,143
           100,000   NYC GO DIAMONDS
0.000(c)     08/01/2025                64,990
        13,640,000   NYC GO Indexed Inverse Floater
5.375(c) (f) 08/01/2014            14,435,212
         6,200,000   NYC GO RIBS
7.383(f)     08/13/2009             6,990,500
         4,200,000   NYC GO RIBS
7.383(f)     07/29/2010             4,730,250
         5,400,000   NYC GO RIBS
7.481(f)     08/22/2013             6,041,250
         3,050,000   NYC GO RIBS
7.481(f)     08/01/2015             3,408,375
        13,150,000   NYC GO RIBS
8.564(f)     08/01/2013            15,188,250
        15,000,000   NYC GO RITES
7.063(f)     10/01/2011            16,486,650
         3,375,000   NYC GO RITES (a)
4.857(f)     05/15/2023             3,205,609
         3,500,000   NYC GO RITES (a)
4.857(f)     05/15/2028             3,324,335
         2,285,000   NYC HDC
5.250        11/01/2031             2,304,902
           316,251   NYC HDC (Albert Einstein Staff Hsg.)
6.500        12/15/2017               332,181
         1,484,986   NYC HDC (Atlantic Plaza Towers)
7.034        02/15/2019             1,559,547
         1,045,000   NYC HDC (Barclay Avenue)
6.450        04/01/2017             1,109,111
         4,055,000   NYC HDC (Barclay Avenue)
6.600        04/01/2033             4,302,112
           370,337   NYC HDC (Bay Towers)
6.500        08/15/2017               388,991
         2,767,497   NYC HDC (Boulevard Towers)
6.500        08/15/2017             2,906,398
           474,378   NYC HDC (Bridgeview III)
6.500        12/15/2017               498,273
           499,761   NYC HDC (Cadman Plaza North)
7.000        12/15/2018               524,909
         1,277,325   NYC HDC (Cadman Towers)
6.500        11/15/2018             1,341,459
           187,595   NYC HDC (Candia House)
6.500        06/15/2018               197,010


                          15 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$        3,599,745   NYC HDC (Clinton Towers)
6.500%       07/15/2017        $    3,780,416
           306,895   NYC HDC (Contello III)
7.000        12/15/2018               322,322
         1,487,950   NYC HDC (Cooper Gramercy)
6.500        08/15/2017             1,562,630
         1,135,295   NYC HDC (Court Plaza)
6.500        08/15/2017             1,192,480
         1,692,684   NYC HDC (Crown Gardens)
7.250        01/15/2019             1,778,401
         3,604,488   NYC HDC (East Midtown Plaza)
6.500        11/15/2018             3,787,452
         3,473,244   NYC HDC (Esplanade Gardens)
7.000        01/15/2019             3,648,504
            82,826   NYC HDC (Essex Terrace)
6.500        07/15/2018                86,984
           509,321   NYC HDC (Forest Park Crescent)
6.500        12/15/2017               534,884
         1,655,820   NYC HDC (Gouverneur Gardens)
7.034        02/15/2019             1,739,357
           364,982   NYC HDC (Heywood Towers)
6.500        10/15/2017               383,300
         4,115,193   NYC HDC (Hudsonview Terrace)
6.500        09/15/2017             4,321,735
         1,162,909   NYC HDC (Janel Towers)
6.500        09/15/2017             1,221,275
           406,146   NYC HDC (Kingsbridge Arms)
6.500        08/15/2017               426,530
           230,553   NYC HDC (Kingsbridge Arms)
6.500        11/15/2018               242,130
         1,242,868   NYC HDC (Leader House)
6.500        03/15/2018             1,305,248
         1,730,090   NYC HDC (Lincoln-Amsterdam)
7.250        11/15/2018             1,817,079
           207,646   NYC HDC (Middagh St. Studio Apartments)
6.500        01/15/2018               218,068
         2,709,305   NYC HDC (Montefiore Hospital Hsg. Sec. II)
6.500        10/15/2017             2,845,285
         4,390,000   NYC HDC (Multi-Family)
5.850        05/01/2026             4,587,682
        38,880,000   NYC HDC (Multi-Family)
6.600        04/01/2030            41,908,363
            30,000   NYC HDC (Multi-Family)
7.300        06/01/2010                32,062
         1,145,000   NYC HDC (Multi-Family)
7.350        06/01/2019             1,224,978
           100,000   NYC HDC (Multi-Family), Series A
5.850        05/01/2025               104,282
         1,735,000   NYC HDC (Multi-Family), Series B
5.850        05/01/2026             1,809,293
           873,586   NYC HDC (New Amsterdam House)
6.500        08/15/2018               917,449
           892,999   NYC HDC (New Amsterdam House)
6.500        08/15/2018               893,677
         1,086,032   NYC HDC (Riverbend)
6.500        11/15/2018             1,140,561
         6,658,308   NYC HDC (Riverside Park Community)
7.250        11/15/2018             6,995,817
           474,991   NYC HDC (RNA House)
7.000        12/15/2018               498,959
           683,500   NYC HDC (Robert Fulton Terrace)
6.500        12/15/2017               717,928
           248,260   NYC HDC (Rosalie Manning Apartments)
7.034        11/15/2018               260,725
           660,089   NYC HDC (Scott Tower)
7.000        12/15/2018               693,271
           905,320   NYC HDC (Seaview Towers)
6.500        01/15/2018               950,758
         1,685,114   NYC HDC (Sky View Towers)
6.500        11/15/2018             1,769,723
         3,175,000   NYC HDC (South Bronx Cooperatives)
8.100        09/01/2023             3,372,866
           373,537   NYC HDC (St. Martin Tower)
6.500        11/15/2018               392,292
         1,718,603   NYC HDC (Stevenson Commons)
6.500        05/15/2018             1,804,859
           492,878   NYC HDC (Strycker's Bay Apartments)
7.034        11/15/2018               528,626
         1,723,163   NYC HDC (Tivoli Towers)
6.500        01/15/2018             1,809,752
           234,072   NYC HDC (Town House West)
6.500        01/15/2018               245,803
           359,684   NYC HDC (Tri-Faith House)
7.000        01/15/2019               377,765
         1,528,331   NYC HDC (University River View)
6.500        08/15/2017             1,605,313
           458,362   NYC HDC (Washington Square Southeast)
7.000        01/15/2019               481,408
           413,362   NYC HDC (West Side Manor)
6.500        11/15/2018               434,116
         4,601,987   NYC HDC (West Village)
6.500        11/15/2013             4,833,651
           265,804   NYC HDC (Westview Apartments)
6.500        10/15/2017               279,193
           611,509   NYC HDC (Woodstock Terrace)
7.034        02/15/2019               642,213
         5,235,000   NYC HDC, Series B
5.875        11/01/2018             5,527,165
           800,000   NYC Health & Hospital Corp.
5.750        02/15/2022               841,800
        26,500,000   NYC Health & Hospital Corp. LEVRRS
7.252(f)     02/15/2011            29,580,625


                          16 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$        3,600,000   NYC IDA (Acme Architectural Products)
6.375%       11/01/2019        $    3,609,648
         1,035,000   NYC IDA (ALA Realty)
7.500        12/01/2010             1,128,005
         1,355,000   NYC IDA (ALA Realty)
8.375        12/01/2015             1,542,938
           680,000   NYC IDA (A-Lite Vertical Products)
6.750        11/01/2009               677,593
         1,330,000   NYC IDA (A-Lite Vertical Products)
7.500        11/01/2019             1,324,241
           440,000   NYC IDA (Allied Metal)
6.375        12/01/2014               445,575
           940,000   NYC IDA (Allied Metal)
7.125        12/01/2027               951,402
        16,685,000   NYC IDA (American Airlines)
6.900        08/01/2024            18,499,661
         1,795,000   NYC IDA (American Airlines)
7.750        07/01/2019             1,836,016
        11,445,000   NYC IDA (American Airlines)
8.000        07/01/2020            11,708,922
         1,255,000   NYC IDA (Amplaco Group)
7.250        11/01/2008             1,313,157
         2,645,000   NYC IDA (Amplaco Group)
8.125        11/01/2018             2,804,917
           530,000   NYC IDA (Amster Novelty) (d)
8.000        12/01/2010               344,500
           790,000   NYC IDA (Amster Novelty) (d)
8.375        12/01/2015               513,500
         1,160,000   NYC IDA (Atlantic Veal & Lamb)
8.375        12/01/2016             1,256,338
        11,480,000   NYC IDA (Berkeley Carroll School)
6.100        11/01/2028            11,456,122
           165,000   NYC IDA (BHMS)
8.400        09/01/2002               165,431
         3,075,000   NYC IDA (BHMS)
8.500        01/01/2027             3,430,531
           660,000   NYC IDA (BHMS)
8.900        09/01/2011               717,229
         1,690,000   NYC IDA (BHMS)
9.200        09/01/2021             1,879,348
           500,000   NYC IDA (Blood Center)
7.200        05/01/2012 (p)           575,865
         3,000,000   NYC IDA (Blood Center)
7.250        05/01/2022 (p)         3,462,030
        45,285,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)
5.650        10/01/2027            46,339,235
        86,910,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)
5.750        10/01/2036            89,370,422
         3,975,000   NYC IDA (CCM)
6.375        11/01/2028             3,995,749
         1,575,000   NYC IDA (CCM)
6.375        11/01/2028             1,577,567
         1,770,000   NYC IDA (CCM)
7.875        12/01/2016             1,981,568
         1,900,000   NYC IDA (CCM)
8.000        12/01/2011             2,102,369
         1,500,000   NYC IDA (CNR)
5.800        09/01/2026             1,567,230
         6,390,000   NYC IDA (College of Aeronautics)
5.500        05/01/2028             6,532,880
         3,990,000   NYC IDA (Community Hospital of Brooklyn)
6.875        11/01/2010             4,047,975
         5,750,000   NYC IDA (Crowne Plaza-LaGuardia)
6.000        11/01/2028             5,736,775
         1,700,000   NYC IDA (Display Creations)
9.250        06/01/2008             1,840,896
           360,000   NYC IDA (Eden II School)
7.750        06/01/2004               383,105
         2,505,000   NYC IDA (Eden II School)
8.750        06/01/2019             2,760,310
        10,255,000   NYC IDA (EPG)
7.500        07/30/2003            11,273,116
         3,705,000   NYC IDA (Friends Seminary School)
7.000        12/01/2017             4,017,072
         1,000,000   NYC IDA (Fund for NYC Project)
7.625        07/01/2010             1,051,340
         3,280,000   NYC IDA (Gabrielli Truck Sales)
8.125        12/01/2017             3,474,340
         1,250,000   NYC IDA (Graphic Artists)
8.250        12/30/2023             1,346,712
           845,000   NYC IDA (Gutmann Plastics)
7.750        12/01/2007               880,236
         2,265,000   NYC IDA (Hebrew Academy)
10.000        03/01/2021             2,526,041
           735,000   NYC IDA (Herbert G. Birch Childhood Project)
7.375        02/01/2009               794,395
         2,195,000   NYC IDA (Herbert G. Birch Childhood Project)
8.375        02/01/2022             2,437,482
           160,000   NYC IDA (HiTech Res Rec)
8.750        08/01/2000               164,918
           695,000   NYC IDA (HiTech Res Rec)
9.250        08/01/2008               743,594
         5,000,000   NYC IDA (Holiday Inn/JFK Airport)
6.000        11/01/2028             4,988,500
           320,000   NYC IDA (House of Spices)
9.000        10/15/2001               341,386
         2,140,000   NYC IDA (House of Spices)
9.250        10/15/2011             2,331,894
         3,280,000   NYC IDA (Japan Airlines)
6.000        11/01/2015             3,514,684
         6,040,000   NYC IDA (JBFS)
6.750        12/15/2012             6,458,693


                          17 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$        1,675,000   NYC IDA (Koenig Iron Works)
8.375%       12/01/2025        $    1,805,918
         2,600,000   NYC IDA (L&M Optical Disc)
7.125        11/01/2010             2,615,652
         1,000,000   NYC IDA (Lighthouse)
6.500        07/01/2022 (p)         1,105,410
         3,025,000   NYC IDA (Little Red Schoolhouse)
6.750        11/01/2018             3,028,751
           845,000   NYC IDA (Loehmann's)
9.500        12/31/2004               856,898
         3,500,000   NYC IDA (MMC)
7.000        07/01/2023             3,762,360
         5,550,000   NYC IDA (Nekboh)
9.625        05/01/2011             5,876,395
        11,600,000   NYC IDA (Northwest Airlines)
6.000        06/01/2027            11,989,528
           514,583   NYC IDA (Novelty Cord & Tassel)
6.000(v)     12/01/2006               518,700
           895,000   NYC IDA (NY Hostel Co.)
6.750        01/01/2004               924,723
         4,400,000   NYC IDA (NY Hostel Co.)
7.600        01/01/2017             4,631,924
           695,000   NYC IDA (NY Vanities & Manufacturing)
7.000        11/01/2009               692,567
         1,405,000   NYC IDA (NY Vanities & Manufacturing)
7.500        11/01/2019             1,398,916
         3,435,000   NYC IDA (Ohel Children's Home and Family Services)
8.250        03/15/2023             3,770,290
         1,045,000   NYC IDA (Paradise Products)
7.125        11/01/2007             1,079,339
         4,475,000   NYC IDA (Paradise Products)
8.250        11/01/2022             4,689,755
            56,536   NYC IDA (Penguin Air Conditioning)
12.222        12/01/1999                58,509
         1,660,000   NYC IDA (Petrocelli Electric)
7.250        11/01/2007             1,728,342
           460,000   NYC IDA (Petrocelli Electric)
7.250        11/01/2008               477,089
         3,780,000   NYC IDA (Petrocelli Electric)
8.000        11/01/2017             3,979,093
           940,000   NYC IDA (Petrocelli Electric)
8.000        11/01/2018               988,034
           915,000   NYC IDA (Pop Display)
6.750        12/15/2004               965,746
         2,645,000   NYC IDA (Pop Display)
7.900        12/15/2014             2,915,531
         2,240,000   NYC IDA (Precision Gear)
6.375        11/02/2024             2,242,083
           815,000   NYC IDA (PRFF)
7.000        10/01/2016               878,480
         1,655,000   NYC IDA (Priority Mailers)
9.000        03/01/2010             1,785,066
           710,000   NYC IDA (Promotional Slideguide)
7.500        12/01/2010               771,692
         1,065,000   NYC IDA (Promotional Slideguide)
7.875        12/01/2015             1,176,612
           700,000   NYC IDA (Psycho Therapy)
9.625        04/01/2010               739,200
           220,000   NYC IDA (Sequins International)
8.500        04/30/2000               228,884
         4,555,000   NYC IDA (Sequins International)
8.950        01/30/2016             4,993,237
         5,115,000   NYC IDA (St. Bernard's School)
7.000        12/01/2021             5,590,951
         4,140,000   NYC IDA (St. Christopher Ottilie)
7.500        07/01/2021             4,469,171
           585,000   NYC IDA (Streamline Plastics)
7.750        12/01/2015               627,810
         1,275,000   NYC IDA (Streamline Plastics)
8.125        12/01/2025             1,385,453
           150,000   NYC IDA (Summit School)
7.250        12/01/2004               159,174
         1,485,000   NYC IDA (Summit School)
8.250        12/01/2024             1,618,695
        15,050,000   NYC IDA (Terminal One Group Assoc.)
6.000        01/01/2019            16,009,136
         6,715,000   NYC IDA (Terminal One Group Assoc.)
6.125        01/01/2024             7,145,902
           170,000   NYC IDA (Ultimate Display)
8.750        10/15/2000               179,081
         1,910,000   NYC IDA (Ultimate Display)
9.000        10/15/2011             2,088,967
        10,465,000   NYC IDA (United Air Lines)
5.650        10/01/2032            10,497,441
         1,000,000   NYC IDA (United Nations School)
6.350        12/01/2015             1,061,420
           255,000   NYC IDA (Utleys)
6.625        11/01/2006               254,220
         1,335,000   NYC IDA (Utleys)
7.375        11/01/2023             1,330,114
         1,285,000   NYC IDA (Van Blarcom Closures)
7.125        11/01/2007             1,317,690
         2,965,000   NYC IDA (Van Blarcom Closures)
8.000        11/01/2017             3,056,915
         1,125,000   NYC IDA (Visual Display)
7.250        11/01/2008             1,128,904
         2,375,000   NYC IDA (Visual Display)
8.325        11/01/2018             2,389,464
         8,000,000   NYC IDA (Visy Paper)
7.800        01/01/2016             8,892,400
        24,750,000   NYC IDA (Visy Paper)
7.950        01/01/2028            27,569,767


                          18 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$        5,000,000   NYC Municipal Water Finance Authority
5.000%       06/15/2021        $    4,949,950
         3,500,000   NYC Municipal Water Finance Authority
5.125        06/15/2021             3,505,110
        40,200,000   NYC Municipal Water Finance Authority
5.125        06/15/2030            40,198,794
         1,200,000   NYC Municipal Water Finance Authority
5.500        06/15/2019             1,249,848
            65,000   NYC Municipal Water Finance Authority
5.500        06/15/2027                68,298
            40,000   NYC Municipal Water Finance Authority
5.750        06/15/2020                42,638
        12,500,000   NYC Municipal Water Finance Authority IRS
6.720(f)     06/15/2013            13,500,000
        30,000,000   NYC Municipal Water Finance Authority IVRC (a)
7.460(f)     06/15/2017            34,162,500
        10,000,000   NYC Municipal Water Finance Authority LEVVRS
7.645(f)     06/15/2019            11,012,500
         4,775,000   NYC Municipal Water Finance Authority RITES (a)
5.030(f)     06/15/2021             4,545,991
         2,805,000   NYC Municipal Water Finance Authority RITES (a)
5.030(f)     06/15/2027             2,653,754
         5,000,000   NYC Municipal Water Finance Authority RITES (a)
5.530(f)     06/15/2030             4,860,500
         4,030,000   NYC Municipal Water Finance Authority RITES (a)
5.530(f)     06/15/2030             3,917,482
         2,500,000   NYC TFA RITES (a)
4.030(f)     11/15/2023             2,009,350
        21,747,332   NYS Certificate of Lease (a)
5.875        01/02/2023            21,933,924
           600,000   NYS COP (BOCES) (a)
7.875        10/01/2000               618,816
           200,000   NYS COP (Hanson Redevelopment)
8.250        11/01/2001               210,350
            10,000   NYS Dorm (Bethel Springvale Home)
6.000        02/01/2035                10,771
         1,000,000   NYS Dorm (Brookdale Hospital)
5.200        02/15/2013             1,033,060
         1,355,000   NYS Dorm (Brookdale Hospital)
5.300        02/15/2017             1,386,842
         9,660,000   NYS Dorm (Buena Vida)
5.250        07/01/2028             9,705,595
         1,120,000   NYS Dorm (Cardinal Cooke)
5.000        07/01/2018             1,106,941
         8,435,000   NYS Dorm (Center for Nursing)
5.550        08/01/2037             8,789,776
         1,100,000   NYS Dorm (Chapel Oaks)
5.375        07/01/2017             1,136,234
         2,855,000   NYS Dorm (Chapel Oaks)
5.450        07/01/2026             2,914,955
        11,485,000   NYS Dorm (City University)
5.000        07/01/2028            11,115,183
        21,180,000   NYS Dorm (City University)
5.250        07/01/2025            21,279,970
        13,400,000   NYS Dorm (City University)
5.375        07/01/2024            13,588,940
            20,000   NYS Dorm (Cornell University)
7.375        07/01/2030                21,458
           215,000   NYS Dorm (Court Facility)
5.375        05/15/2016               218,988
           495,000   NYS Dorm (Court Facility)
5.500        05/15/2023               504,949
         4,750,000   NYS Dorm (Dept. of Health)
5.000        07/01/2024             4,587,360
         5,000,000   NYS Dorm (Dept. of Health)
5.500        08/15/2017             5,214,550
           410,000   NYS Dorm (Dept. of Health)
5.500        07/01/2020               418,708
           525,000   NYS Dorm (Dept. of Health)
5.500        07/01/2021               538,261
           150,000   NYS Dorm (Dept. of Health)
5.500        07/01/2025               154,075
           250,000   NYS Dorm (Dept. of Health)
6.625        07/01/2024 (p)           291,180
         3,750,000   NYS Dorm (Dept. of Health)
7.250        07/01/2011 (p)         4,237,987
           265,000   NYS Dorm (Episcopal Health Services)
7.550        08/01/2029               278,589
         2,500,000   NYS Dorm (German Masonic Home)
6.000        08/01/2036             2,701,150
         1,000,000   NYS Dorm (Grace Manor Health Care Facility)
6.150        07/01/2018             1,112,620
        10,285,000   NYS Dorm (Hebrew Hospital)
5.900        08/01/2036            10,986,540
       125,010,000   NYS Dorm (Insured Hospital)
0.000        08/15/2036            16,446,316
        10,735,000   NYS Dorm (Interfaith Medical Center)
5.300        02/15/2019            10,801,557
        36,500,000   NYS Dorm (Interfaith Medical Center)
5.400        02/15/2028            36,939,095
            35,000   NYS Dorm (KMH Homes)
6.950        08/01/2031                37,625
         4,380,000   NYS Dorm (Lakeside Home)
6.000        02/01/2037             4,746,694
            25,000   NYS Dorm (Lakeside Memorial Hospital)
6.000        02/01/2021                26,704
         9,650,000   NYS Dorm (LSSUNY) RITES (a)
5.595(f)     02/01/2038            10,051,150
         7,400,000   NYS Dorm (Menorah Campus)
6.100        02/01/2037             8,068,368
            20,000   NYS Dorm (Menorah Campus)
7.300        08/01/2016 (p)            22,160


                          19 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$          120,000   NYS Dorm (Mental Health)
5.000%       02/15/2023        $      118,750
         7,500,000   NYS Dorm (Mental Health)
5.250        02/15/2019             7,590,975
         4,625,000   NYS Dorm (Mental Health) RITES (a)
5.030(f)     02/15/2023             4,394,259
         2,810,000   NYS Dorm (Mental Health) RITES (a)
5.030(f)     02/15/2028             2,656,658
         7,230,000   NYS Dorm (Methodist Hospital)
6.050        02/01/2034             7,984,089
            85,000   NYS Dorm (MHMC)
8.625        07/01/2010                85,292
         3,465,000   NYS Dorm (Millard Hospital)
5.375        02/01/2032             3,546,289
         2,850,000   NYS Dorm (Municipal Health Facilities) RITES (a)
5.030(f)     01/15/2023             2,708,497
         2,400,000   NYS Dorm (Niagara Nursing Home)
5.600        08/01/2037             2,512,104
         4,100,000   NYS Dorm (North General Hospital)
5.200        02/15/2015             4,226,977
         4,800,000   NYS Dorm (North General Hospital)
5.300        02/15/2019             4,829,760
         3,500,000   NYS Dorm (North Shore Hospital)
5.250        11/01/2019             3,585,050
         2,200,000   NYS Dorm (NY & Presbyterian Hospital)
6.500        08/01/2034             2,407,548
         4,860,000   NYS Dorm (NY & Presbyterian Hospital) RITES (a)
4.030(f)     08/01/2027             3,841,587
         3,780,000   NYS Dorm (NY & Presbyterian Hospital) RITES (a)
5.030(f)     08/01/2032             3,395,347
        10,700,000   NYS Dorm (NY Downtown Hospital)
5.300        02/15/2020            10,824,013
            25,000   NYS Dorm (NY Medical College)
6.875        07/01/2021                28,028
           855,000   NYS Dorm (Park Ridge Hsg.)
7.850        02/01/2029               874,528
        12,750,000   NYS Dorm (RGH) RITES (a)
6.279(f)     08/01/2033            13,695,030
         4,725,000   NYS Dorm (Rosalind & Joseph Gurwin Geriatric Home)
5.600        02/01/2027             4,941,452
         3,230,000   NYS Dorm (Rosalind & Joseph Gurwin Geriatric Home)
5.700        02/01/2037             3,403,289
           600,000   NYS Dorm (Sarah Neumann Home)
5.450        08/01/2027               620,208
         1,900,000   NYS Dorm (Sarah Neumann Home)
5.500        08/01/2037             1,968,552
         3,045,000   NYS Dorm (Special Surgery) RITES (a)
5.030(f)     02/01/2028             2,806,637
         2,650,000   NYS Dorm (Special Surgery) RITES (a)
5.030(f)     02/01/2038             2,348,456
         4,500,000   NYS Dorm (St. Agnes Hospital)
5.300        02/15/2019             4,527,900
         9,000,000   NYS Dorm (St. Agnes Hospital)
5.400        02/15/2025             9,115,830
         3,000,000   NYS Dorm (St. Barnabas Hospital)
5.450        08/01/2035             3,079,830
         1,500,000   NYS Dorm (St. Clare's Hospital)
5.300        02/15/2019             1,509,300
         2,970,000   NYS Dorm (St. Clare's Hospital)
5.400        02/15/2025             3,008,224
         2,580,000   NYS Dorm (St. James Mercy Hospital)
5.400        02/01/2038             2,654,717
         1,500,000   NYS Dorm (St. Thomas Aquinas College)
5.250        07/01/2028             1,503,210
            75,000   NYS Dorm (St. Thomas Aquinas College)
6.250        07/01/2014 (p)            84,882
         3,885,000   NYS Dorm (St. Vincent's Hospital)
5.300        07/01/2018             3,926,686
             5,000   NYS Dorm (St. Vincent's Hospital)
7.400        08/01/2030                 5,469
            50,000   NYS Dorm (State University)
0.000        05/15/2007                34,759
             5,000   NYS Dorm (State University)
6.000        05/15/2017 (p)             5,181
            30,000   NYS Dorm (State University)
6.000        05/15/2017                30,846
            50,000   NYS Dorm (State University)
6.000        05/15/2022 (p)            55,345
           225,000   NYS Dorm (State University)
7.000        05/15/2016               239,060
        32,865,000   NYS Dorm (Suffolk-Judicial)
9.500        04/15/2014            38,366,930
         3,990,000   NYS Dorm (Teresian House)
5.250        07/01/2017             4,010,788
            50,000   NYS Dorm (UCC)
5.700        07/01/2021                52,405
         1,700,000   NYS Dorm (Vassar Brothers)
5.375        07/01/2025             1,761,455
         4,200,000   NYS Dorm (W.K. Nursing Home)
6.125        02/01/2036             4,570,818
        32,915,000   NYS Dorm (WHMC)
5.300        08/15/2021            33,091,424
         1,840,000   NYS Environ. (Consolidated Water)
7.150        11/01/2014             2,013,770
        58,860,000   NYS Environ. (Huntington Res Rec)
7.500        10/01/2012            61,608,173
         7,500,000   NYS Environ. (NYS Water Services)
8.375        01/15/2020             7,968,450
         6,120,000   NYS Environ. (Occidental Petroleum)
5.700        09/01/2028             6,209,536
         9,000,000   NYS Environ. (Occidental Petroleum)
6.100        11/01/2030             9,454,590


                          20 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$        7,000,000   NYS ERDA (Brooklyn Union Gas) RIBS
7.751% (f)   07/08/2026        $    7,472,500
         7,000,000   NYS ERDA (Brooklyn Union Gas) RIBS
8.655(f)     04/01/2020             9,135,000
        10,300,000   NYS ERDA (Brooklyn Union Gas) RIBS
10.324(f)     07/01/2026            13,673,250
         2,215,000   NYS ERDA (Central Hudson G&E)
8.375        12/01/2028             2,268,116
        11,040,000   NYS ERDA (Con Ed)
6.375        12/01/2027            11,595,864
           290,000   NYS ERDA (Con Ed)
6.375        12/01/2027               309,908
        15,630,000   NYS ERDA (Con Ed)
7.250        11/01/2024            15,971,359
         9,350,000   NYS ERDA (Con Ed) RITES (a)
5.495(f)     08/15/2020             9,623,861
           440,000   NYS ERDA (LILCO)
6.900        08/01/2022               497,222
           845,000   NYS ERDA (LILCO)
6.900        08/01/2022               941,169
        15,465,000   NYS ERDA (LILCO)
7.150        09/01/2019            17,388,846
        16,760,000   NYS ERDA (LILCO)
7.150        09/01/2019            18,385,720
        17,090,000   NYS ERDA (LILCO)
7.150        06/01/2020            18,747,730
        13,285,000   NYS ERDA (LILCO)
7.150        12/01/2020            14,731,338
        10,975,000   NYS ERDA (LILCO)
7.150        02/01/2022            12,340,290
        15,360,000   NYS ERDA (LILCO)
7.150        02/01/2022            17,032,243
         3,485,000   NYS ERDA (NIMO) RITES (a)
5.629(f)     11/01/2025             3,557,593
           400,000   NYS ERDA (NYSEG)
5.700        12/01/2028               418,920
            30,000   NYS ERDA (NYSEG)
5.950        12/01/2027                31,949
        12,500,000   NYS ERDA (RG&E)
5.950        09/01/2033            13,579,500
         3,555,000   NYS HFA (Children's Rescue)
7.625        05/01/2018             3,807,405
         2,200,000   NYS HFA (Dominican Village)
6.600        08/15/2027             2,401,806
         4,205,000   NYS HFA (Fulton Manor)
6.100        11/15/2025             4,568,312
             2,000   NYS HFA (H&NH)
6.875        11/01/2010 (p)             2,189
           205,000   NYS HFA (H&NH)
7.000        11/01/2017               249,231
         1,040,000   NYS HFA (HELP/Bronx)
7.850        05/01/1999             1,049,464
         1,080,000   NYS HFA (HELP/Bronx)
7.850        11/01/1999             1,104,613
        13,080,000   NYS HFA (HELP/Bronx)
8.050        11/01/2005            13,602,284
         1,210,000   NYS HFA (HELP/Suffolk)
8.100        11/01/2005             1,235,761
             5,000   NYS HFA (Meadow Manor)
7.750        11/01/2019                 5,061
        15,730,000   NYS HFA (Multi-Family)
0.000        11/01/2014             6,787,495
        14,590,000   NYS HFA (Multi-Family)
0.000        11/01/2015             5,906,470
            50,000   NYS HFA (Multi-Family)
0.000        11/01/2016                18,905
        12,695,000   NYS HFA (Multi-Family)
0.000        11/01/2017             4,310,079
           745,000   NYS HFA (Multi-Family)
5.250        11/15/2028               745,603
         1,700,000   NYS HFA (Multi-Family)
5.300        11/15/2039             1,701,377
         2,075,000   NYS HFA (Multi-Family)
5.500        08/15/2030             2,122,974
            85,000   NYS HFA (Multi-Family)
5.950        08/15/2024                89,026
         2,000,000   NYS HFA (Multi-Family)
6.050        08/15/2032             2,138,840
         1,285,000   NYS HFA (Multi-Family)
6.100        11/15/2036             1,387,749
         4,700,000   NYS HFA (Multi-Family)
6.125        08/15/2038             5,015,605
            50,000   NYS HFA (Multi-Family)
6.200        08/15/2012                53,262
           100,000   NYS HFA (Multi-Family)
6.250        08/15/2027               108,213
         5,000,000   NYS HFA (Multi-Family)
6.300        08/15/2026             5,396,100
         4,170,000   NYS HFA (Multi-Family)
6.350        08/15/2023             4,516,527
         1,175,000   NYS HFA (Multi-Family)
6.400        11/15/2027             1,283,934
         2,905,000   NYS HFA (Multi-Family)
6.500        08/15/2024             3,091,123
        11,980,000   NYS HFA (Multi-Family)
6.700        08/15/2025            12,685,263
         5,695,000   NYS HFA (Multi-Family)
6.750        11/15/2036             6,214,555
            75,000   NYS HFA (Multi-Family)
6.950        08/15/2012                81,763
         2,830,000   NYS HFA (Multi-Family)
6.950        08/15/2024             2,998,838


                          21 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$        5,375,000   NYS HFA (Multi-Family)
7.050%       08/15/2024        $    5,817,954
         1,566,000   NYS HFA (Multi-Family)
7.450        11/01/2028             1,625,915
         2,460,000   NYS HFA (Multi-Family)
7.550        11/01/2029             2,556,727
         1,020,000   NYS HFA (Multi-Family)
7.750        11/01/2020             1,087,085
            50,000   NYS HFA (Multi-Family)
7.850        02/15/2030                54,389
           500,000   NYS HFA (Multi-Family)
8.000        11/01/2008               540,780
         3,035,000   NYS HFA (NH&HC) RITES (a)
5.619(f)     11/01/2016             3,256,069
            15,000   NYS HFA (Non Profit)
6.400        11/01/2010                15,328
            25,000   NYS HFA (Non Profit)
6.400        11/01/2013                25,545
            20,000   NYS HFA (Non Profit)
6.600        11/01/2008                20,448
            25,000   NYS HFA (Non Profit)
6.600        11/01/2010                25,563
            20,000   NYS HFA (Non Profit)
6.600        11/01/2013                20,451
         5,000,000   NYS HFA (Phillips Village)
7.750        08/15/2017             5,580,150
            35,000   NYS HFA (Service Contract)
5.375        03/15/2023                35,370
         4,185,000   NYS HFA (Service Contract)
5.500        09/15/2022             4,260,497
         5,600,000   NYS HFA (Service Contract)
5.500        09/15/2022             5,748,008
         5,525,000   NYS HFA (Service Contract)
5.500        03/15/2025             5,661,578
            25,000   NYS HFA (Service Contract)
6.125        03/15/2020                26,740
         9,010,000   NYS HFA (Service Contract)
6.500        03/15/2025 (p)        10,461,421
           255,000   NYS HFA (Service Contract)
6.500        03/15/2025               289,020
           145,000   NYS HFA (Service Contract)
7.700        03/15/2006 (p)           160,205
             5,000   NYS HFA (Service Contract)
7.700        03/15/2006                 5,486
         1,095,000   NYS HFA (Shorehill Hsg.)
7.500        05/01/2008             1,108,436
         1,395,000   NYS HFA, Series A
6.125        11/01/2020             1,513,254
            80,000   NYS LGAC
5.500        04/01/2023                82,523
           810,000   NYS LGSC (SCSB) (a)
7.375        12/15/2016               882,949
        22,230,000   NYS Medcare (Brookdale Hospital)
5.900        08/15/2033            23,453,539
         4,600,000   NYS Medcare (Brookdale Hospital)
6.850        02/15/2017 (p)         5,389,406
         1,015,000   NYS Medcare (Central Suffolk Hospital)
6.125        11/01/2016             1,022,775
           500,000   NYS Medcare (Downtown Hospital)
6.700        02/15/2012 (p)           581,760
         2,255,000   NYS Medcare (Downtown Hospital)
6.800        02/15/2020 (p)         2,635,892
            45,000   NYS Medcare (H&NH)
5.750        08/15/2019                46,645
         4,690,000   NYS Medcare (H&NH)
5.850        02/15/2033             4,988,143
            10,000   NYS Medcare (H&NH)
6.200        08/15/2022                10,654
            95,000   NYS Medcare (H&NH)
6.200        02/15/2023               101,755
            60,000   NYS Medcare (H&NH)
6.375        08/15/2029                64,687
         1,000,000   NYS Medcare (H&NH)
6.375        08/15/2033             1,073,290
           160,000   NYS Medcare (H&NH)
6.500        02/15/2019 (p)           177,418
            30,000   NYS Medcare (H&NH)
6.500        02/15/2019                32,771
         2,170,000   NYS Medcare (H&NH)
6.500        02/15/2034             2,372,244
           250,000   NYS Medcare (H&NH)
6.600        02/15/2031               272,958
           590,000   NYS Medcare (H&NH)
6.650        08/15/2032 (p)           658,906
        12,230,000   NYS Medcare (H&NH)
6.650        08/15/2032            13,420,713
           385,000   NYS Medcare (H&NH)
6.875        02/15/2032 (p)           427,697
         2,615,000   NYS Medcare (H&NH)
6.875        02/15/2032             2,861,281
            50,000   NYS Medcare (H&NH)
7.250        02/15/2024                51,252
         4,505,000   NYS Medcare (H&NH)
7.400        11/01/2016             4,610,192
             5,000   NYS Medcare (H&NH)
7.600        02/15/2029                 5,127
             5,000   NYS Medcare (H&NH)
7.600        02/15/2029                 5,124
        12,600,000   NYS Medcare (H&NH)
8.000        02/15/2027            12,766,950
            25,000   NYS Medcare (H&NH)
8.000        02/15/2028                25,581


                          22 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$        3,560,000   NYS Medcare (H&NH)
9.375%       11/01/2016        $    3,719,915
         1,740,000   NYS Medcare (H&NH) (a)
9.000        02/15/2026             1,796,202
         2,865,000   NYS Medcare (H&NH) (a)
10.000        11/01/2006             3,053,804
         2,000,000   NYS Medcare (Insured Mortgage Nursing)
6.375        08/15/2024             2,283,440
         4,000,000   NYS Medcare (Insured Mortgage Nursing)
6.450        08/15/2034 (p)         4,581,880
            70,000   NYS Medcare (Insured Mortgage Nursing)
6.500        11/01/2015                77,118
         7,725,000   NYS Medcare (Kingston Hospital)
8.875        11/15/2017             7,951,343
         1,650,000   NYS Medcare (M.G. Nursing Home)
6.375        02/15/2035             1,817,459
           630,000   NYS Medcare (Mental Health)
0.000        08/15/2018               142,128
           600,000   NYS Medcare (Mental Health)
5.250        08/15/2023               609,756
         8,000,000   NYS Medcare (Mental Health)
5.250        08/15/2023             8,130,080
           250,000   NYS Medcare (Mental Health)
5.500        08/15/2024               257,625
        14,515,000   NYS Medcare (Mental Health)
5.800        08/15/2022            15,280,086
             5,000   NYS Medcare (Mental Health)
5.900        08/15/2022                 5,415
            65,000   NYS Medcare (Mental Health)
5.900        08/15/2022                70,953
           505,000   NYS Medcare (Mental Health)
7.500        02/15/2021 (p)           554,995
           305,000   NYS Medcare (Mental Health)
7.500        02/15/2021               331,273
           545,000   NYS Medcare (Mental Health)
7.625        08/15/2017 (p)           609,097
           250,000   NYS Medcare (Mental Health)
7.625        08/15/2017               275,933
         3,370,000   NYS Medcare (Mental Health)
7.700        02/15/2018             3,448,656
            35,000   NYS Medcare (Mental Health)
7.750        05/15/2011                38,316
           220,000   NYS Medcare (Mental Health)
7.875        08/15/2015               225,168
         1,725,000   NYS Medcare (Mental Health)
8.875        08/15/2007             1,749,840
            25,000   NYS Medcare (Montefiore Medical Center)
5.750        02/15/2025                26,331
            10,000   NYS Medcare (North Shore University Hospital)
7.200        11/01/2020 (p)            10,870
            15,000   NYS Medcare (NY Hospital)
6.900        08/15/2034 (p)            17,615
            25,000   NYS Medcare (Secured Hospital)
6.250        02/15/2024                26,573
         1,350,000   NYS Medcare (St. Charles Memorial Hospital)
6.375        08/15/2034             1,487,012
        10,850,000   NYS Medcare (St. Francis Hospital)
7.625        11/01/2021            11,104,433
         1,000,000   NYS Medcare (St. Luke's Hospital)
5.700        02/15/2029             1,040,990
            10,000   NYS Medcare (St. Luke's Hospital)
7.375        02/15/2019                10,590
        22,000,000   NYS Medcare (St. Luke's Hospital) IVRC (a)
6.213(f)     02/15/2029            23,705,000
         8,400,000   NYS Medcare (St. Luke's Hospital) RITES (a)
6.222(f)     02/15/2029             9,054,108
        12,500,000   NYS Medcare (St. Luke's Hospital) RITES (a)
6.222(f)     02/15/2029            13,473,375
         5,750,000   NYS Medcare (St. Luke's Hospital) RITES (a)
6.279(f)     02/15/2029             6,197,753
        10,000,000   NYS Medcare (St. Luke's Hospital) RITES (a)
6.279(f)     02/15/2029            10,778,700
         5,255,000   NYS Medcare (WHMC)
7.400        08/15/2021 (p)         5,847,922
         5,925,000   NYS Medcare RITES (a)
5.495(f)     02/15/2019             6,078,576
        10,000,000   NYS Medcare RITES (a)
5.745(f)     02/15/2025            10,407,100
            10,000   NYS Power Authority
6.750        01/01/2018                10,818
         1,000,000   NYS Thruway Authority
0.000        01/01/2003               845,500
         2,000,000   NYS Thruway Authority
0.000        01/01/2004             1,617,560
           260,000   NYS Thruway Authority
0.000        01/01/2005               200,364
        25,000,000   NYS Thruway Authority Convertible INFLOS
4.595(f)     01/01/2024            24,062,500
            15,000   NYS UDC (Correctional Facilities)
0.000        01/01/2003                12,843
           900,000   NYS UDC (Correctional Facilities)
0.000        01/01/2008               597,699
         3,500,000   NYS UDC (Correctional Facilities)
5.000        01/01/2019             3,407,250
        12,845,000   NYS UDC (Correctional Facilities)
5.000        01/01/2020            12,479,174
        13,270,000   NYS UDC (Correctional Facilities)
5.000        01/01/2028            12,845,891
         4,080,000   NYS UDC (Correctional Facilities)
5.250        01/01/2021             4,090,649
        10,250,000   NYS UDC (Correctional Facilities)
5.375        01/01/2023            10,363,160


                          23 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$        5,590,000   NYS UDC (Correctional Facilities)
5.375%       01/01/2025        $    5,665,633
           500,000   NYS UDC (Correctional Facilities)
5.500        01/01/2018               516,615
         1,000,000   NYS UDC (Correctional Facilities)
5.500        01/01/2025             1,045,710
         2,000,000   NYS UDC (Correctional Facilities)
7.500        01/01/2018 (p)         2,191,980
         3,200,000   NYS UDC (Correctional Facilities) RITES (a)
5.030(f)     01/01/2028             3,026,304
       101,280,000   NYS UDC (South Mall)
0.000        01/01/2011            52,507,603
            85,000   NYS UDC (South Mall)
0.000        01/01/2011                44,326
         1,265,000   Oneida County IDA (MCC)
8.000        11/01/2008             1,343,772
         2,825,000   Oneida County IDA (MCC)
8.750        11/01/2018             3,001,224
         1,190,000   Oneida County IDA (Presbyterian Home)
5.250        03/01/2019             1,187,703
            10,000   Oneida Healthcare Corp.
7.100        08/01/2011                10,772
           130,000   Oneida Healthcare Corp.
7.200        08/01/2031               140,366
         1,825,000   Onondaga County IDA (CGH)
5.500        11/01/2018             1,826,332
         7,000,000   Onondaga County IDA (CGH)
6.625        01/01/2018             7,491,120
           575,000   Onondaga County IDA (Coltec)
7.250        06/01/2008               587,823
           770,000   Onondaga County IDA (Coltec)
9.875        10/01/2010               805,497
           220,000   Onondaga County IDA (Crouse Irving Hospital)
7.800        01/01/2003 (p)           243,936
           370,000   Onondaga County IDA (Gear Motion)
8.400        12/15/2001               374,917
         1,580,000   Onondaga County IDA (Gear Motion)
8.900        12/15/2011             1,655,303
         5,000,000   Onondaga County IDA (Solvay Paperboard)
6.800        11/01/2014             5,031,650
        16,400,000   Onondaga County IDA (Solvay Paperboard)
7.000        11/01/2030            16,603,032
           750,000   Onondaga County IDA (Syracuse Home)
5.200        12/01/2018               743,993
        27,850,000   Onondaga County Res Rec
6.875        05/01/2006            29,571,687
        67,435,000   Onondaga County Res Rec
7.000        05/01/2015            72,371,242
         1,083,000   Ontario County IDA (Ontario Design)
6.500        11/01/2005             1,091,317
         3,250,000   Orange County IDA (Glen Arden)
5.625        01/01/2018             3,234,985
         4,590,000   Orange County IDA (Glen Arden)
5.700        01/01/2028             4,580,315
        22,450,000   Orange County IDA (Glen Arden)
8.875        01/01/2025 (p)        28,392,291
         7,600,000   Orange County IDA (Kingston Manufacturing)
8.000        11/01/2017             7,896,476
           495,000   Orange County IDA (Mental Retardation Project)
7.800        07/01/2011               526,769
         4,750,000   Oswego County IDA (SLRHF)
5.400        02/01/2038             4,859,203
         3,260,000   Oswego IDA (Seneca Hill Manor)
5.650        08/01/2037             3,430,987
         2,970,000   Otsego County IDA (Bassett Healthcare Project)
5.350        11/01/2020             3,065,812
         1,280,000   Otsego County IDA (Bassett Healthcare Project)
5.375        11/01/2020             1,325,286
        10,900,000   Peekskill IDA (Drum Hill)
6.375        10/01/2028            10,907,521
         1,403,659   Peekskill IDA (Karta)
9.000        07/01/2010             1,432,925
         1,090,000   Pilgrim Village HDC (Multi-Family)
6.800        02/01/2021             1,126,308
           465,000   Port Authority NY/NJ (KIAC)
6.750        10/01/2019               515,434
         7,340,000   Port Authority NY/NJ (US Airways)
9.000        12/01/2006             8,041,557
           520,000   Port Authority NY/NJ (US Airways)
9.000        12/01/2010               569,702
        22,390,000   Port Authority NY/NJ (US Airways)
9.125        12/01/2015            24,579,518
            45,000   Port Authority NY/NJ, 67th Series
6.875        01/01/2025                46,944
           220,000   Port Authority NY/NJ, 68th Series
7.250        02/15/2025               230,204
            70,000   Port Authority NY/NJ, 69th Series
7.125        06/01/2025                74,114
            85,000   Port Authority NY/NJ, 70th Series
7.250        08/01/2025                89,595
            15,000   Port Authority NY/NJ, 70th Series
7.250        08/01/2025                15,890
            40,000   Port Authority NY/NJ, 71st Series
6.500        01/15/2026                42,570
            70,000   Port Authority NY/NJ, 73rd Series
6.750        04/15/2026                74,337
            15,000   Port Authority NY/NJ, 73rd Series
6.750        04/15/2026                15,982
            15,000   Port Authority NY/NJ, 74th Series
6.750        08/01/2026                16,258
            60,000   Port Authority NY/NJ, 76th Series
6.500        11/01/2026                64,005


                          24 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$           60,000   Portchester CDC (Southport)
7.300%       08/01/2011        $       62,262
            25,000   Portchester CDC (Southport)
7.375        08/01/2022                25,979
         1,990,000   Putnam County IDA (Brewster Plastics)
8.500        12/01/2016             2,152,086
            25,000   Rensselaer Hsg. Authority (Renwyck)
7.650        01/01/2011                27,218
            30,000   Rensselaer IDA (MMP)
8.500        12/15/2002                30,400
        15,000,000   Rensselaer Municipal Leasing Corp.
6.900        06/01/2024            16,589,250
            45,000   Riverhead HDC
8.250        08/01/2010                47,846
        20,990,000   Rochester Hsg. Authority (Crossroads)
7.700        01/01/2017            23,594,019
         6,790,000   Rochester Museum & Science Center
6.125        12/01/2015             6,938,701
         2,000,000   Rockland County IDA (DC)
6.250        05/01/2028             2,042,960
         2,090,000   Rockland County IDA (DC)
8.000        03/01/2013             2,456,356
         1,395,000   Saratoga County IDA (ARC)
8.400        03/01/2013             1,535,728
           500,000   Schenectady IDA (ASSC)
6.400        05/01/2014               545,670
         2,655,000   Schenectady IDA (ASSC)
6.450        05/01/2024             2,903,667
           522,000   Schroon Lake Fire District (a)
7.250        03/01/2009               548,340
           175,000   Scotia Hsg. Authority (Holyrood House)
7.000        06/01/2009               187,329
            20,000   SONYMA, Series 1
0.000        10/01/2014                 4,636
           685,000   SONYMA, Series 12
8.250        04/01/2017               695,501
         4,510,000   SONYMA, Series 2
0.000        10/01/2014             1,020,884
            95,000   SONYMA, Series 2
0.000        10/01/2014                21,621
            25,000   SONYMA, Series 27
6.450        04/01/2004                26,596
         5,350,000   SONYMA, Series 28
6.450        10/01/2020             5,548,860
        10,000,000   SONYMA, Series 28
6.650        04/01/2022            10,561,900
         8,830,000   SONYMA, Series 28
7.050        10/01/2023             9,428,321
           605,000   SONYMA, Series 30
5.800        10/01/2025               626,611
            15,000   SONYMA, Series 30-A
4.375        10/01/2023                15,024
        16,005,000   SONYMA, Series 30-B
6.650        10/01/2025            17,102,623
           100,000   SONYMA, Series 30-C1
5.850        10/01/2025               104,113
            15,000   SONYMA, Series 30-C2
5.800        10/01/2025                15,599
        11,510,000   SONYMA, Series 36-A
6.625        04/01/2025            12,433,908
        13,500,000   SONYMA, Series 38 RITES (a)
7.029(f)     04/01/2025            15,121,620
            80,000   SONYMA, Series 40-A
6.350        04/01/2021                84,255
         7,560,000   SONYMA, Series 40-A
6.700        04/01/2025             8,192,243
            75,000   SONYMA, Series 40-B
6.400        10/01/2012                81,080
         5,885,000   SONYMA, Series 40-B
6.600        04/01/2025             6,358,919
        13,605,000   SONYMA, Series 42
6.650        04/01/2026            14,743,739
           110,000   SONYMA, Series 42
6.650        04/01/2026               119,603
        11,990,000   SONYMA, Series 44
7.500        04/01/2026            13,119,578
           100,000   SONYMA, Series 46
6.500        04/01/2013               108,911
            65,000   SONYMA, Series 46
6.600        10/01/2019                70,771
        24,300,000   SONYMA, Series 46
6.650        10/01/2025            26,467,074
           515,000   SONYMA, Series 48
6.100        04/01/2025               550,875
         7,260,000   SONYMA, Series 50
6.625        04/01/2025             7,928,283
           160,000   SONYMA, Series 52
6.100        04/01/2026               171,680
           915,000   SONYMA, Series 52
6.100        04/01/2026               985,144
            25,000   SONYMA, Series 54
6.200        10/01/2026                27,026
            45,000   SONYMA, Series 54
6.200        10/01/2026                48,789
         6,170,000   SONYMA, Series 58
6.400        04/01/2027             6,752,818
           835,000   SONYMA, Series 6
9.375        04/01/2010               860,217
           540,000   SONYMA, Series 60
6.000        10/01/2022               577,265
           345,000   SONYMA, Series 60
6.050        04/01/2026               370,985


                          25 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$        9,750,000   SONYMA, Series 63
6.125%       04/01/2027        $   10,555,350
        10,205,000   SONYMA, Series 65
5.850        10/01/2028            10,855,467
         3,000,000   SONYMA, Series 67
5.700        10/01/2017             3,159,060
        11,665,000   SONYMA, Series 67
5.800        10/01/2028            12,378,781
           200,000   SONYMA, Series 69
5.400        10/01/2019               204,362
         4,725,000   SONYMA, Series 69 RITES (a)
5.960(f)     10/01/2028             4,913,858
         1,255,000   SONYMA, Series 7 (a)
9.250        10/01/2014             1,288,458
           940,000   SONYMA, Series 71
5.350        10/01/2018               954,532
        10,150,000   SONYMA, Series 71 RITES (a)
5.760(f)     04/01/2029            10,392,585
         5,500,000   SONYMA, Series 73 RITES (a)
6.126(f)     10/01/2028             5,574,305
           450,000   SONYMA, Series 8-A
6.875        04/01/2017               464,513
           665,000   SONYMA, Series 8-E
8.100        10/01/2017               679,963
            95,000   SONYMA, Series EE-2
7.450        10/01/2010                98,259
           190,000   SONYMA, Series EE-2
7.500        04/01/2016               196,582
           255,000   SONYMA, Series EE-3
7.700        10/01/2010               267,230
            15,000   SONYMA, Series EE-3
7.750        04/01/2016                15,720
            90,000   SONYMA, Series EE-4
7.750        10/01/2010                94,606
           370,000   SONYMA, Series HH-2
7.700        10/01/2009               381,366
            40,000   SONYMA, Series HH-2
7.850        04/01/2022                41,501
           250,000   SONYMA, Series HH-3
7.875        10/01/2009               261,345
           515,000   SONYMA, Series HH-3
7.950        04/01/2022               538,463
           100,000   SONYMA, Series II
0.000        04/01/2005                64,003
            90,000   SONYMA, Series II
0.000        04/01/2006                53,294
           100,000   SONYMA, Series II
0.000        10/01/2007                52,496
           170,000   SONYMA, Series II
0.000        04/01/2008                85,821
           120,000   SONYMA, Series II
0.000        10/01/2008                58,264
           180,000   SONYMA, Series II
0.000        10/01/2009                80,825
           455,000   SONYMA, Series JJ
7.500        10/01/2017               472,063
            50,000   SONYMA, Series KK
7.650        04/01/2019                51,628
           285,000   SONYMA, Series KK
7.800        10/01/2020               295,038
           180,000   SONYMA, Series MM-1
7.500        04/01/2013               187,830
            25,000   SONYMA, Series MM-1
7.750        10/01/2005                26,079
           100,000   SONYMA, Series MM-2
7.700        04/01/2005               103,947
            60,000   SONYMA, Series NN
7.550        10/01/2017                62,479
             5,000   SONYMA, Series OO
7.900        10/01/2011                 5,167
            20,000   SONYMA, Series QQ
7.700        10/01/2012                20,814
           105,000   SONYMA, Series RR
7.700        10/01/2010               110,466
            80,000   SONYMA, Series RR
7.750        10/01/2017                84,094
             5,000   SONYMA, Series TT
6.950        10/01/2002                 5,258
         1,265,000   SONYMA, Series UU
7.750        10/01/2023             1,331,058
       115,222,000   SONYMA, Series VV
0.000        10/01/2023            18,623,332
           195,000   SONYMA, Series VV
7.375        10/01/2011               207,911
           725,000   Suffolk County GO
6.375        11/01/2016               804,206
         1,310,000   Suffolk County IDA (ACLDD)
6.500        03/01/2018             1,312,699
           425,000   Suffolk County IDA (Community Program Ctr. of L.I.)
7.250        11/01/2007               447,572
         1,825,000   Suffolk County IDA (Community Program Ctr. of L.I.)
8.250        11/01/2010             1,938,205
         1,505,000   Suffolk County IDA (DDI)
6.250        03/01/2009             1,503,164
         5,270,000   Suffolk County IDA (DDI)
7.250        03/01/2024             5,263,149
           790,000   Suffolk County IDA (DDI)
7.375        03/01/2003               824,239
         9,675,000   Suffolk County IDA (DDI)
8.750        03/01/2023            10,940,393
         2,000,000   Suffolk County IDA (Dowling College)
6.625        06/01/2024             2,123,540


                          26 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$        2,870,000   Suffolk County IDA (Dowling College)
6.700%       12/01/2020        $    3,101,753
           935,000   Suffolk County IDA (Dowling College)
8.250        12/01/2020 (p)         1,034,933
         1,060,000   Suffolk County IDA (Fil-Coil)
9.250        12/01/2025             1,079,440
           445,000   Suffolk County IDA (Fil-Coil) (a)
9.000        12/01/2015               452,788
         3,860,000   Suffolk County IDA (HFAS)
6.650        11/01/2017             3,879,493
         8,545,000   Suffolk County IDA (Huntington Res Rec) (w)
5.550        10/01/2004             8,996,860
         9,180,000   Suffolk County IDA (Huntington Res Rec) (w)
5.650        10/01/2005             9,759,717
         9,875,000   Suffolk County IDA (Huntington Res Rec) (w)
5.750        10/01/2006            10,604,466
        10,615,000   Suffolk County IDA (Huntington Res Rec) (w)
5.800        10/01/2007            11,492,436
        11,410,000   Suffolk County IDA (Huntington Res Rec) (w)
5.850        10/01/2008            12,448,082
        12,265,000   Suffolk County IDA (Huntington Res Rec) (w)
5.950        10/01/2009            13,588,639
        13,190,000   Suffolk County IDA (Huntington Res Rec) (w)
6.000        10/01/2010            14,693,924
        14,170,000   Suffolk County IDA (Huntington Res Rec) (w)
6.150        10/01/2011            15,946,210
        17,155,000   Suffolk County IDA (Huntington Res Rec) (w)
6.250        10/01/2012            19,473,155
           190,000   Suffolk County IDA (Marbar Assoc.)
8.300        03/01/2008               190,089
           190,000   Suffolk County IDA (Marbar Assoc.)
8.300        03/01/2009               190,089
           250,000   Suffolk County IDA (Microwave Power)
7.750        06/30/2002               261,748
         4,320,000   Suffolk County IDA (Microwave Power)
8.500        06/30/2022             4,591,555
           715,000   Suffolk County IDA (OBPWC)
7.500        11/01/2022               779,157
         1,670,000   Suffolk County IDA (Rimland Facilities) (a)
6.000(v)     12/01/2009             1,670,000
         1,315,000   Suffolk County IDA (Wireless Boulevard Realty)
7.875        12/01/2012             1,396,254
         4,005,000   Suffolk County IDA (Wireless Boulevard Realty)
8.625        12/01/2026             4,328,644
         2,960,000   Sunnybrook EHC
11.250        12/01/2014             3,166,460
         9,590,000   Syracuse Hsg. Authority (LRRHCF)
5.800        08/01/2037            10,240,490
           625,000   Syracuse Hsg. Authority (LRRHCF)
7.500        08/01/2010               646,569
         1,990,000   Syracuse Hsg. Authority (Seneca Heights)
7.500        12/01/2007             2,047,491
         4,720,000   Syracuse Hsg. Authority (Seneca Heights)
8.500        12/01/2017             4,874,202
           510,000   Syracuse IDA (Anoplate Corp.)
7.250        11/01/2007               535,362
         2,195,000   Syracuse IDA (Anoplate Corp.)
8.000        11/01/2022             2,306,155
        42,920,000   Syracuse IDA (James Square)
0.000        08/01/2025             8,118,747
           635,000   Syracuse IDA (Piscitell Stone & Supply)
8.400        12/01/2011               675,672
         1,150,000   Syracuse IDA (Rockwest Center I) (a)
8.000        06/01/2013             1,178,750
           980,000   Syracuse IDA (Rockwest Center II)
7.625        12/01/2010               980,000
         1,470,000   Syracuse IDA (Rockwest Center II)
8.625        12/01/2015             1,470,000
         3,770,000   Syracuse IDA (St. Joseph's Hospital)
7.500        06/01/2018 (p)         4,169,733
         3,750,000   Tompkins County IDA (Ithacare Center)
6.200        02/01/2037             4,121,363
            50,000   Tompkins County IDA (Kendall at Ithaca)
7.250        06/01/2003                50,945
         2,790,000   Tompkins County IDA (Kendall at Ithaca)
7.875        06/01/2015             2,988,174
         5,735,000   Tompkins County IDA (Kendall at Ithaca)
7.875        06/01/2024             6,119,532
           240,000   Tompkins Healthcare Corp.
10.800        02/01/2007               293,566
            45,000   Tompkins Healthcare Corp.
10.800        02/01/2028                57,983
           505,000   Tonawanda Senior Citizens Hsg.
7.875        02/01/2011               520,493
            70,000   Tupper Lake HDC
8.125        10/01/2010                70,317
         1,000,000   UCP/HCA of Chemung County
6.600        08/01/2022             1,125,620
         4,870,000   UFA Devel. Corp. (Loretto-Utica Corp.)
5.950        07/01/2035             5,192,199
           445,000   Ulster County IDA (Brooklyn Bottling)
7.800        06/30/2002               464,794
         1,915,000   Ulster County IDA (Brooklyn Bottling)
8.600        06/30/2022             2,045,948
         1,465,000   Ulster County IDA (Mid-Hsg. Family Health)
5.350        07/01/2023             1,487,019
         2,250,000   Ulster County Res Rec
6.000        03/01/2014             2,361,263
         2,470,000   Union Hsg. Authority (Methodist Homes)
7.625        11/01/2016             2,740,267
           105,000   Union Hsg. Authority (Methodist Homes)
8.050        04/01/1999               105,811


                          27 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$          110,000   Union Hsg. Authority (Methodist Homes)
8.150%       04/01/2000        $      113,843
           120,000   Union Hsg. Authority (Methodist Homes)
8.250        04/01/2001               127,504
           150,000   Union Hsg. Authority (Methodist Homes)
8.350        04/01/2002               163,416
         2,010,000   Union Hsg. Authority (Methodist Homes)
8.500        04/01/2012             2,256,567
        23,140,000   United Nations Devel. Corp., Series B
5.600        07/01/2026            23,307,765
        13,450,000   United Nations Devel. Corp., Series C
5.600        07/01/2026            13,547,513
           100,000   Utica GO
5.900        12/01/2002               101,075
           580,000   Utica GO
6.000        01/15/2006               581,792
           560,000   Utica GO
6.250        01/15/2007               568,630
           500,000   Utica IDA (Utica College)
5.750        08/01/2028               512,515
            25,000   Utica Sr. Citizen Hsg. Corp. (Brook Apartments)
0.000        07/01/2002                17,985
         3,410,000   Utica Sr. Citizen Hsg. Corp. (Brook Apartments)
0.000        07/01/2026               308,571
            20,000   Valley Health Devel. Corp.
7.850        08/01/2035                22,023
           420,000   Valley Health Devel. Corp.
11.300        02/01/2007               495,793
           170,000   Valley Health Devel. Corp.
11.300        02/01/2023               200,029
           950,000   Vigilant EHL (Thomaston Volunteer Fire Dept.)
7.500        11/01/2012             1,020,395
         8,440,000   Warren & Washington Counties IDA (Res Rec)
8.000        12/15/2012             8,498,489
         8,535,000   Warren & Washington Counties IDA (Res Rec)
8.200        12/15/2010             8,641,005
         8,965,000   Warren & Washington Counties IDA (Res Rec)
8.200        12/15/2010             9,076,345
           100,000   Watervliet Elderly Hsg. Corp.
8.000        11/15/2003               101,382
            95,000   Watervliet Elderly Hsg. Corp.
8.000        11/15/2004                96,313
            95,000   Watervliet Elderly Hsg. Corp.
8.000        11/15/2005                96,313
           100,000   Watervliet Elderly Hsg. Corp.
8.000        11/15/2006               101,382
           100,000   Watervliet Elderly Hsg. Corp.
8.000        11/15/2007               101,382
           100,000   Watervliet Elderly Hsg. Corp.
8.000        11/15/2008               101,382
           100,000   Watervliet Elderly Hsg. Corp.
8.000        11/15/2009               101,382
           385,000   Wayne County IDA (ARC)
7.250        03/01/2003               402,090
         2,925,000   Wayne County IDA (ARC)
8.375        03/01/2018             3,221,975
         1,870,000   Westchester County IDA (BAH)
8.375        12/01/2025             2,160,168
         1,346,400   Westchester County IDA (Clearview School)
9.375        01/01/2021             1,497,937
         2,220,000   Westchester County IDA (JBFS)
6.750        12/15/2012             2,373,069
         1,560,000   Westchester County IDA (JDAM)
6.750        04/01/2016             1,675,627
         3,250,000   Westchester County IDA (Lawrence Hospital)
5.000        01/01/2028             3,122,665
            65,000   Westchester County IDA (Westchester Airport)
5.950        08/01/2024                66,397
         1,865,000   Yates County IDA (Keuka College)
8.750        08/01/2015             2,192,326
         1,095,000   Yates County IDA (Keuka College)
9.000        08/01/2011             1,211,924
           865,000   Yonkers IDA (St. Joseph's Hospital)
7.500        12/30/2003               918,232
         3,270,000   Yonkers IDA (St. Joseph's Hospital)
8.500        12/30/2013             3,688,397
         2,200,000   Yonkers IDA (St. Joseph's Hospital), Series 98-A
6.150        03/01/2015             2,223,980
         2,100,000   Yonkers IDA (St. Joseph's Hospital), Series 98-B
6.150        03/01/2015             2,122,890
         1,000,000   Yonkers IDA (St. Joseph's Hospital), Series 98-C
6.200        03/01/2020             1,010,870
           300,000   Yonkers IDA (Westchester School)
7.375        12/30/2003               315,852
         3,375,000   Yonkers IDA (Westchester School)
8.750        12/30/2023             3,758,400
           760,000   Yonkers Parking Authority
7.750        12/01/2004               811,201

--------------

3,842,326,875

--------------

---------------------------------------------------------------------------------------------------------------------------------
U.S. Possessions--8.9%
           400,000   American Samoa Power Authority
6.800        09/01/2000               418,220
           400,000   American Samoa Power Authority
6.850        09/01/2001               426,592
           400,000   American Samoa Power Authority
6.900        09/01/2002               434,140
           500,000   American Samoa Power Authority
6.950        09/01/2003               551,780


                          28 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$          500,000   American Samoa Power Authority
7.000%       09/01/2004        $      559,935
           800,000   American Samoa Power Authority
7.100        09/01/2001               857,640
           800,000   American Samoa Power Authority
7.200        09/01/2002               875,760
         5,375,000   Guam Airport Authority, Series B
6.600        10/01/2010             5,877,724
        60,730,000   Guam Airport Authority, Series B
6.700        10/01/2023            66,312,302
         2,525,000   Guam Economic Devel. Authority
9.500        11/01/2018             2,570,854
         2,995,000   Guam Economic Devel. Authority (d)
9.375        11/01/2018             2,852,588
            45,000   Guam Power Authority
5.250        10/01/2023                45,110
            10,000   Guam Power Authority
6.300        10/01/2022                10,714
           450,000   Guam Power Authority
6.625        10/01/2014               498,488
         4,780,000   Guam Power Authority
6.750        10/01/2024             5,324,777
         1,215,000   Puerto Rico Commonwealth Infrastructure
7.500        07/01/2009             1,243,139
           660,000   Puerto Rico Commonwealth Infrastructure
7.750        07/01/2008               675,418
           165,000   Puerto Rico Commonwealth Infrastructure
7.900        07/01/2007               168,874
         1,010,034   Puerto Rico Dept. of Corrections Equipment Lease (a)
8.000        04/17/2003             1,044,930
        17,800,000   Puerto Rico Electric LEVRRS
8.178(f)     07/01/2023            20,692,500
         9,935,000   Puerto Rico Electric Power Authority (w)
5.250        07/01/2014            10,369,855
         1,005,800   Puerto Rico Family Dept. Furniture Lease (a)
8.000        08/18/2003             1,047,963
         3,124,020   Puerto Rico Family Dept. Furniture Lease (a)
12.725        08/12/2003             3,554,541
         4,150,000   Puerto Rico GO
5.000        07/01/2027             4,072,727
         5,000,000   Puerto Rico GO
5.375        07/01/2025             5,130,300
            30,000   Puerto Rico GO
5.875        07/01/2018                32,649
         1,600,000   Puerto Rico GO RITES (a)
7.790(f)     07/01/2022             1,830,000
        40,250,000   Puerto Rico GO YCN
8.332(f)     07/01/2020            45,583,125
         1,000,000   Puerto Rico GO YCN (a)
8.113(f)     07/01/2015 (p)         1,172,790
         6,766,263   Puerto Rico Health Dept. Computer Lease (a)
7.438        03/26/2003             6,926,759
           385,000   Puerto Rico HFA (Affordable Hsg.)
6.250        04/01/2029               407,276
         8,690,000   Puerto Rico HFC
0.000        08/01/2026             1,324,617
            10,000   Puerto Rico HFC
7.300        10/01/2006                10,554
           210,000   Puerto Rico HFC
7.500        10/01/2015               222,136
         5,240,000   Puerto Rico HFC
7.500        04/01/2022             5,546,750
            70,000   Puerto Rico HFC
7.650        10/15/2022                73,884
            25,000   Puerto Rico HFC
7.800        10/15/2021                25,461
         1,000,000   Puerto Rico Highway & Transportation Authority
5.500        07/01/2017             1,036,720
           185,000   Puerto Rico IMEPCF (Instituto Medico)
9.500        04/01/2003               193,005
         4,075,000   Puerto Rico IMEPCF (Upjohn)
7.500        12/01/2023             4,210,249
           672,600   Puerto Rico Industrial Commission Computer Lease (a)
8.000        03/26/2003               696,901
           500,000   Puerto Rico ITEMECF (MGH)
5.625        07/01/2017               513,425
           985,000   Puerto Rico ITEMECF (MGH)
5.625        07/01/2027             1,007,192
         3,000,000   Puerto Rico ITEMECF (MGH)
6.500        07/01/2026             3,245,430
             5,000   Puerto Rico ITEMECF (Polytech University)
5.700        08/01/2013                 5,162
         5,250,000   Puerto Rico ITEMECF (RMH)
6.700        05/01/2024             5,710,005
           190,780   Puerto Rico Medical Services Equipment Lease (a)
7.300        02/27/2003               195,340
           735,018   Puerto Rico Medical Services Ventilator Lease (a)
7.500        04/01/2003               756,510
           950,000   Puerto Rico Municipality of Rio Grande Computer Lease (a)
8.000        09/02/2003               989,748
         2,247,808   Puerto Rico Municipality of Rio Grande Equipment Lease (a)
8.800        10/13/2003             2,390,499
           157,218   Puerto Rico Municipality of Rio Grande Vehicle Lease (a)
9.000        01/23/2003               168,475
           600,000   Puerto Rico Municipality of San Sebastian Garage Lease (a)
10.000        09/16/2005               659,112
            20,000   Puerto Rico Port Authority
7.300        07/01/2007                20,040
         7,000,000   Puerto Rico Public Buildings Authority
5.700        07/01/2016             7,396,830
        15,124,297   Puerto Rico Public Buildings Authority Computer Lease (a)
6.528        05/01/2004            15,303,520


                          29 ROCHESTER FUND MUNICIPALS

================================================================================================================================
STATEMENT OF INVESTMENTS   December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------

Face
Market
   Amount                        Description
Coupon        Maturity                 Value
================================================================================================================================
$          427,962   Puerto Rico State Courts Vehicle Lease (a)
8.000%       03/26/2003        $      443,690
        16,550,000   Puerto Rico Telephone Authority RIBS
7.320(f)     01/16/2015            17,832,625
        15,000,000   Puerto Rico Telephone Authority RIBS (a)
7.806(f)     01/01/2022            16,786,650
         1,205,000   University of V.I.
7.250        10/01/2004             1,314,727
         3,570,000   University of V.I.
7.700        10/01/2019             4,085,401
         5,175,000   University of V.I.
7.750        10/01/2024             5,934,897
           328,000   V.I. GO (Hugo Insurance Claims Program)
7.750        10/01/2006               362,020
            70,000   V.I. HFA
6.450        03/01/2016                75,118
         1,000,000   V.I. Public Finance Authority
5.500        10/01/2022             1,017,680
         7,500,000   V.I. Public Finance Authority
5.625        10/01/2025             7,695,300
         5,500,000   V.I. Public Finance Authority
6.000        10/01/2022             5,752,120
         1,135,000   V.I. Public Finance Authority
7.125        10/01/2004 (p)         1,268,851
        28,750,000   V.I. Public Finance Authority
7.250        10/01/2018 (p)        32,819,275
         1,735,000   V.I. Public Finance Authority
7.375        10/01/2010 (p)         2,074,505
            75,000   V.I. Water & Power Authority
5.300        07/01/2018                75,676
         1,515,000   V.I. Water & Power Authority
5.300        07/01/2021             1,524,726
         2,500,000   V.I. Water & Power Authority
5.500        07/01/2017             2,464,350
         5,945,000   V.I. Water & Power Authority
7.400        07/01/2011             6,524,994
         6,850,000   V.I. Water & Power Authority
7.600        01/01/2012             7,753,995
         4,930,000   V.I. Water & Power Authority
8.500        01/01/2010             5,176,254

--------------

364,253,889

--------------

---------------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS, AT VALUE (COST
$3,959,930,558)--102.5%
4,206,580,764

     LIABILITIES IN EXCESS OF OTHER
ASSETS--(2.5%)
(103,903,752)

--------------

     NET
ASSETS--100.0%
$4,102,677,012

==============

(a)   Illiquid security--See Note 5 of Notes to Financial Statements.
(b)   Non-income accruing security.
(c)   Security will convert to a fixed coupon at a date prior to maturity.
(d)   Non-income accruing security--Issuer is in default of interest payment.
(f) Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $769,069,527, or 17.92% of the Fund's total assets as of December 31, 1998.
(p)   This issue has been prerefunded to an earlier date.
(v) Represents the current interest rate for a variable rate security that fluctuates as a percentage of prime rate.
(w) When-issued security--See Note 3 of Notes to Financial Statements.

      See accompanying Notes to Financial Statements.


                          30 ROCHESTER FUND MUNICIPALS

================================================================================
PORTFOLIO ABBREVIATIONS
--------------------------------------------------------------------------------
To simplify the listing of securities in the Statement of Investments, abbreviations are used per the table below:

ACLDD           Adults and Children with Learning and
                  Developmental Disabilities
ARC             Association of Retarded Citizens
ASSC            Annie Schaffer Senior Center
BAH             Beth Abraham Hospital
BHMS            Brooklyn Heights Montessori School
BID             Business Improvement District
BOCES           Board of Cooperative Educational Services
CAB             Capital Appreciation Bond
CARS            Complimentary Auction Rate Security
CCM             Comprehensive Care Management
CDC             Community Development Corporation
CF              Community Facilities
CGH             Community General Hospital
CNR             College of New Rochelle
Con Ed          Consolidated Edison Company
COP             Certificate of Participation
DC              Dominican College
DDI             Developmental Disabilities Institute
Devel.          Development
DIAMONDS        Direct Investment of Accrued Municipals
EHC             Elderly Housing Corporation
EHL             Engine Hook and Ladder
EPG             Elmhurst Parking Garage
ERDA            Energy Research and Development Authority
FHP             Franciscan Health Partnership
FHT             Future Home Technology
FLCP            Finger Lakes Cerebral Palsy
G&E             Gas and Electric
GO              General Obligation
GRIA            Greater Rochester International Airport
H&NH            Hospital and Nursing Home
HDC             Housing Development Corporation
HELP            Homeless Economic Loan Program
HFA             Housing Finance Agency
HFAS            Huntington First Aid Squad
HFC             Housing Finance Corporation
Hsg.            Housing
IDA             Industrial Development Authority
IMEPCF          Industrial, Medical and Environmental
                  Pollution Control Facilities
INFLOS          Inverse Floating Rate Securities
IRS             Inverse Rate Security
ITEMECF         Industrial, Tourist, Educational, Medical
                  and Environmental Community Facilities
IVRC            Inverse Variable Rate Certificate
JBFS            Jewish Board of Family Services
JDAM            Julia Dyckman Angus Memorial
JFK             John Fitzgerald Kennedy
L.I.            Long Island
LEVRRS          Leveraged Reverse Rate Security
LGAC            Local Government Assistance Corporation
LGSC            Local Government Services Corporation
LILCO           Long Island Lighting Corporation
LRRHCF          Loretto Rest Residential Health Care Facility
LSSUNY          Lutheran Social Services of Upstate New York
MCC             Mobile Climate Control
MGH             Mennonite General Hospital
MHMC            Montefiore Hospital and Medical Center
MMC             Marymount Manhattan College
MMP             Millbrook Millwork Project
MTA             Metropolitan Transit Authority
NH&HC           Nursing Home and Health Care
NIMO            Niagara Mohawk Power Corporation
NJ              New Jersey
NY              New York
NYC             New York City
NYS             New York State
NYSEG           New York State Electric and Gas
OBPWC           Ocean Bay Park Water Corporation
PRFF            Puerto Rican Family Foundation
Res Rec         Resource Recovery Facility
RG&E            Rochester Gas and Electric
RGH             Rochester General Hospital
RIBS            Residual Interest Bonds
RITES           Residual Interest Tax Exempt Security
RMH             Ryder Memorial Hospital
SCSB            Schuyler Community Services Board
SLCD            School for Language and Communication
                  Development
SLRHF           St. Luke Residential Healthcare Facility
SONYMA          State of New York Mortgage Agency
SWMA            Solid Waste Management Authority
TFA             Transitional Finance Authority
UCC             Upstate Community Colleges
UCP/HCA         United Cerebral Palsy and Handicapped
UDC             Urban Development Corporation
UFA             Utica Free Academy
                  Children's Association
V.I.            United States Virgin Islands
WHMC            Wyckoff Heights Medical Center
WWH             Wyandach/Wheatley Heights
YCN             Yield Curve Note
YCR             Yield Curve Receipt
YMCA            Young Men's Christian Association


                          31 ROCHESTER FUND MUNICIPALS

================================================================================
INDUSTRY CONCENTRATIONS    December 31, 1998
--------------------------------------------------------------------------------
Distribution of investments by industry, as a percentage of total investments at value, is as follows:

     Industry                                    Market Value            Percent
     ---------------------------------------------------------------------------
     Hospital/Healthcare                        $663,320,170              15.8 %
     General Obligation                          489,559,388              11.6
     Electric Utilities                          420,009,037              10.0
     Multi-Family Housing                        400,197,409               9.5
     Resource Recovery                           336,313,414               8.0
     Municipal Leases                            304,004,710               7.2
     Single-Family Housing                       246,597,068               5.9
     Marine/Aviation Facilities                  171,286,445               4.1
     Water Utilities                             154,891,014               3.7
     Non Profit Organization                     132,541,826               3.2
     Manufacturing, Non-Durable Goods            126,067,905               3.0
     Higher Education                            113,943,719               2.7
     Manufacturing, Durable Goods                105,289,547               2.5
     Highways/Railways                           102,987,034               2.5
     Adult Living Facilities                     102,046,765               2.4
     Corporate Backed                             98,383,138               2.3
     Education                                    79,662,507               1.9
     Sales Tax Revenue                            55,447,937               1.3
     Other                                       104,031,731               2.4
                                              ==============             =====
                                              $4,206,580,764             100.0 %
                                              ==============             =====

================================================================================
SUMMARY OF RATINGS   December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

Rating                                                                  Percent
--------------------------------------------------------------------------------
AAA                                                                       25.0 %
AA                                                                        10.5
A                                                                         27.5
BBB                                                                       19.1
BB                                                                         2.3
B                                                                          0.8
CCC                                                                        0.0
CC                                                                         0.0
C                                                                          0.0
Not Rated                                                                 14.8
                                                                         =====
                                                                         100.0 %
                                                                         =====

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category. For further information see "Credit Quality" in the Prospectus.


                          32 ROCHESTER FUND MUNICIPALS

================================================================================
STATEMENT OF ASSETS AND LIABILITIES   December 31, 1998
--------------------------------------------------------------------------------

ASSETS
    Investments, at value (cost $3,959,930,558)-- see accompanying
statement            $ 4,206,580,764

Cash
1,981,479
    Receivables:

Interest
66,017,598
      Shares of beneficial interest
sold                                                     14,615,045
      Investments
sold
2,576,340

Other
324,844

---------------
    Total
assets
4,292,096,070

---------------
LIABILITIES
    Payables and other liabilities:
      Investments
purchased
128,316,105
      Note payable to bank (interest rate 5.875% at 12/31/98)--Note
6                        56,200,000
      Shares of beneficial interest
redeemed                                                  3,485,960
      Trustees' fees--Note
1                                                                    678,579

Dividends
163,066

Other
575,348

---------------
    Total
liabilities
189,419,058

---------------
Net
Assets
$ 4,102,677,012

===============
-------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
    Paid-in
capital                                                                     $
3,925,416,284
    Excess of distributions over net investment
income                                          (26,371)
    Accumulated net realized loss on investment
transactions                                (69,363,107)
    Net unrealized appreciation on investments--Note
3                                      246,650,206

---------------
    Net
assets                                                                          $
4,102,677,012

===============
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
    CLASS A SHARES:
     Net asset  value and  redemption  price per share  (based on net  assets of
       $3,434,940,188 and 182,640,976 shares of beneficial interest
outstanding)        $         18.81

     Maximum  offering  price per share  (net asset  value plus sales  charge of
       4.75% of offering
price)                                                         $         19.75
-------------------------------------------------------------------------------------------------------
    CLASS B SHARES:
     Net asset value, redemption price (excludes applicable contingent deferred sales
       charge) and offering price per share (based on net assets of $493,793,362 and
       26,282,156 shares of beneficial interest
outstanding)                            $         18.79
-------------------------------------------------------------------------------------------------------
    CLASS C SHARES:
     Net asset value, redemption price (excludes applicable contingent deferred sales
       charge) and offering price per share (based on net assets of $173,943,462 and
       9,256,363 shares of beneficial interest
outstanding)                             $         18.79
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.


                          33 ROCHESTER FUND MUNICIPALS

================================================================================
STATEMENT OF OPERATIONS   For the Year Ended December 31, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest                                                 $ 225,857,176
                                                             -------------
EXPENSES
    Management fees--Note 4                                     16,898,272
    Distribution and service plan
      fees--Note 4:
        Class A                                                  4,738,601
        Class B                                                  3,283,860
        Class C                                                  1,110,980
    Transfer and shareholder servicing agent fees--Note 4:
        Class A                                                  1,823,612
        Class B                                                    228,432
        Class C                                                     61,382
    Accounting service fees--Note 4                              1,082,541
    Shareholder reports                                            422,000
    Registration and filing fees                                   332,704
    Trustees' fees and expenses--Note 1                            304,076
    Custodian fees and expenses                                    220,548
    Legal, auditing and other professional fees                    107,000
    Other                                                          245,855
    Interest                                                     1,131,409
                                                             -------------
      Total expenses                                            31,991,272
                                                             -------------
NET INVESTMENT INCOME                                        $ 193,865,904
                                                             -------------
REALIZED AND UNREALIZED GAIN (LOSS)
    Net realized loss on investments                            (4,390,468)
    Net change in unrealized appreciation
      or depreciation on investments                            30,719,166
                                                             -------------
      Net realized and unrealized gain                          26,328,698
                                                             -------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                  $ 220,194,602
                                                             =============

================================================================================
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

Year Ended December 31,
1998              1997

----              ----
OPERATIONS
    Net investment income                                   $   193,865,904    $
155,206,919
    Net realized loss                                            (4,390,468)
(5,735,552)
    Net change in unrealized appreciation or depreciation        30,719,166
107,729,438
                                                            ---------------
---------------
    Net increase in net assets resulting from operations        220,194,602
257,200,805
----------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDER Dividends from net investment income:
      Class A                                                  (175,270,973)
(152,050,014)
      Class B                                                   (14,972,126)
(2,948,096)
      Class C
(5,050,170)          (808,459)
----------------------------------------------------------------------------------------------
BENEFICIAL  INTEREST  TRANSACTIONS  Net  increase in net assets  resulting  from beneficial interest transactions--Note 2:
      Class A                                                   565,102,760
443,076,063
      Class B                                                   320,057,221
168,083,894
      Class C                                                   123,988,335
48,222,991
----------------------------------------------------------------------------------------------
NET ASSETS
Total increase                                                1,034,049,649
760,777,184
Beginning of period                                           3,068,627,363
2,307,850,179
                                                            ---------------
---------------
End of period (including excess of distributions over
    net investment income of $26,371 and undistributed
    net investment income of $1,380,220, respectively)      $ 4,102,677,012    $
3,068,627,363
                                                            ===============
===============

See accompanying Notes to Financial Statements


                          34 ROCHESTER FUND MUNICIPALS

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

CLASS A

--------------------------------------------------------------------------
                                                                              Year
Ended December 31,

                                                       1998          1997
1996 (b)           1995             1994
                                                    ---------     ---------
---------        ---------        ---------
PER SHARE OPERATING DATA
Net asset value, beginning of period                $   18.67     $   18.00
$   18.18        $   16.31        $   19.00
                                                    ---------     ---------
---------        ---------        ---------
Income (loss) from investment operations:
  Net investment income                                  1.04
1.10(c)          1.10 (c)         1.10(c)          1.13 (c)
  Net realized and unrealized gain (loss)                0.15
0.67            (0.18)            1.86            (2.68)
                                                    ---------     ---------
---------        ---------        ---------
Total income (loss) from investment operations           1.19
1.77             0.92             2.96            (1.55)
                                                    ---------     ---------
---------        ---------        ---------
Dividends and distributions to shareholders:
  Dividends from net investment income                  (1.04)
(1.10)           (1.10)           (1.09)           (1.13)
  Undistributed net investment income -
    prior year                                          (0.01)
--               --               --              (0.01)

---------
                                                    ---------     ---------
---------        ---------        ---------
Total dividends and distributions to shareholders       (1.05)
(1.10)           (1.10)           (1.09)           (1.14)
                                                    ---------     ---------
---------        ---------        ---------
Net asset value, end of period                      $   18.81     $   18.67
$   18.00        $   18.18        $   16.31
                                                    =========     =========
=========        =========        =========
TOTAL RETURN, AT NET ASSET VALUE (D)                     6.52%
10.20%            5.37%           18.58%           (8.35%)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in millions)           $   3,435     $   2,848
$   2,308        $   2,145        $   1,791
  Average net assets (in millions)                  $   3,161     $   2,539
$   2,191        $   2,005        $   1,847
  Ratios to average net assets:
    Net investment income                                5.50%
5.96%            6.20%            6.25%            6.43%
    Expenses                                             0.78%
0.76%(f)         0.82%(f)         0.82%(f)         0.84%
    Expenses (excluding interest) (g)                    0.75%
0.75%(f)         0.77%(f)         0.78%(f)         0.73%
  Portfolio turnover rate (h)                            25.1%
4.6%            13.3%            14.6%            34.4%
-------------------------------------------------------------------------------------------------------------------------------

(a) For the period from March 17, 1997 (inception of offering) to December 31, 1997.
(b) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(c)   Based on average shares outstanding for the period.
(d) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(e)   Annualized.
(f)   Expense ratio reflects the effect of expenses paid indirectly by the Fund.
(g) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(h) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $1,956,460,821 and $932,190,087, respectively.

      See accompanying Notes to Financial Statements.


                          35 ROCHESTER FUND MUNICIPALS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------

                                                            CLASS
B                   CLASS C

=========================================================
                                                   Year Ended December 31,    Year
Ended December 31,

                                                      1998      1997(a)
1998      1997(a)
                                                    -------     -------
-------    --------
PER SHARE OPERATING DATA
Net asset value, beginning of period                $ 18.65     $ 17.89        $
18.66     $ 17.89
                                                    -------     -------
-------     -------
Income from investment operations:
  Net investment income                                0.89        0.74(c)
0.89        0.74(c)
  Net realized and unrealized gain                     0.14        0.76
0.13        0.77
                                                    -------     -------
-------     -------
Total income from investment operations                1.03        1.50
1.02        1.51
                                                    -------     -------
-------     -------
Dividends and distributions to shareholders:
  Dividends from net investment income                (0.89)      (0.74)
(0.89)      (0.74)
Total dividends and distributions to shareholders     (0.89)      (0.74)
(0.89)      (0.74)
                                                    -------     -------
-------     -------
Net asset value, end of period                      $ 18.79     $ 18.65        $
18.79     $ 18.66
                                                    =======     =======
=======     =======
TOTAL RETURN, AT NET ASSET VALUE(D)                    5.61%       8.74%
5.56%       8.80%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in millions)           $   494     $   172        $
174     $    49
  Average net assets (in millions)                  $   329     $    76        $
111     $    21
  Ratios to average net assets:
    Net investment income                              4.57%       4.91%(e)
4.57%       4.92%(e)
    Expenses                                           1.64%       1.59%(e)(f)
1.63%       1.58%(e)(f)
    Expenses (excluding interest)(g)                   1.61%       1.58%(e)(f)
1.59%       1.57%(e)(f)
  Portfolio turnover rate(h)                           25.1%        4.6%
25.1%        4.6%

---------------------------------------------------------------------------------------------------------

(a) For the period from March 17, 1997 (inception of offering) to December 31, 1997.
(b) On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
(c)   Based on average shares outstanding for the period.
(d) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
(e)   Annualized.
(f)   Expense ratio reflects the effect of expenses paid indirectly by the Fund.
(g) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.
(h) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998 were $1,956,460,821 and $932,190,087, respectively.

      See accompanying Notes to Financial Statements.


                          36 ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Rochester Fund Municipals (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide shareholders with as high a level of income exempt from federal, New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued as of the close of the New York Stock Exchange on each trading day. Long- term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1998, the Fund had entered into outstanding when-issued or forward commitments (see Note 3).

SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At December 31, 1998, securities with an aggregate market value of $7,004,619, representing 0.17% of the Fund's net assets, were in default.

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $69,193,000, which expires between 2000 and 2006.

TRUSTEES' FEES AND EXPENSES. In June, 1998, the Board of Trustees of the Fund adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1998, a provision of $159,076 was made for the Fund's projected benefit obligations. No payments were made under this plan during 1998. At December 31, 1998, the Fund had recognized an accumulated liability of $159,076.


                          37 ROCHESTER FUND MUNICIPALS

In January, 1995, the then existing Board of Trustees of the Fund adopted a nonfunded retirement plan for its independent trustees. The retirement plan, as amended and restated in October, 1995, provides that no independent trustee of the Fund who is elected after September, 1995 may be eligible to receive benefits thereunder. Upon retirement, eligible trustees receive annual payments based upon their years of service. In connection with the sale of certain assets of Rochester Capital Advisors, L.P. (the Fund's former investment advisor) to the Manager, all but one of the existing independent trustees retired effective January 4, 1996. The retirement plan expense, which is included in trustees' fees and expenses, amounted to $65,000 for the year ended December 31, 1998. Payments of $64,125 were made to retired trustees during the year ended December 31, 1998. At December 31, 1998, the Fund had recognized an accumulated liability of $508,181.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $20,773, and a decrease in excess of distributions over net investment income of $20,773.

CONCENTRATION IN NEW YORK ISSUERS. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Interest income is accrued on a daily basis. In computing net investment income, the Fund amortizes premiums and accretes original issue discount, which is in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993 and subsequently sold at a gain, market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as taxable income, rather than capital gain. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                          38 ROCHESTER FUND MUNICIPALS

NOTE 2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                         YEAR ENDED                       YEAR ENDED
                                         ----------                       ----------
                                      DECEMBER 31, 1998              DECEMBER 31,
1997 (1)
                                      -----------------
---------------------
                                  SHARES            AMOUNT          SHARES
AMOUNT
===============================================================================================
CLASS A:
Sold                             44,149,177    $ 828,290,736       35,581,801    $
648,373,849
Dividends and distributions
  reinvested                      5,034,167       94,396,140        4,372,465
79,564,502
Redeemed                        (19,054,473)    (357,584,116)     (15,687,966)
(284,862,288)
                              -------------    -------------    -------------
-------------
Net increase                     30,128,871    $ 565,102,760       24,266,300    $
443,076,063
                              =============    =============    =============
=============
===============================================================================================
CLASS B:
Sold                             17,637,855    $ 330,613,878        9,239,870    $
168,687,731
Dividends and distributions
  reinvested                        514,626        9,646,518
101,107        1,860,790
Redeemed                         (1,077,120)     (20,203,175)        (134,182)
(2,464,627)
                              -------------    -------------    -------------
-------------
Net increase                     17,075,361    $ 320,057,221        9,206,795    $
168,083,894
                              =============    =============    =============
=============
===============================================================================================
CLASS C:
Sold                              7,026,163    $ 131,632,053        2,680,454    $
49,004,451
Dividends and distributions
  reinvested                        187,218        3,511,228
28,231          520,244
Redeemed                           (594,948)     (11,154,946)         (70,755)
(1,301,704)
                              -------------    -------------    -------------
-------------
Net increase                      6,618,433    $ 123,988,335        2,637,930    $
48,222,991
                              =============    =============    =============
=============

(1) For the year ended December 31, 1997 for Class A shares and for the period from March 17, 1997 (inception of offering) to December 31, 1997 for Class B and Class C shares.

NOTE 3. PORTFOLIO INFORMATION

At December 31, 1998, net unrealized appreciation on investments of $246,650,206 was composed of gross appreciation of $258,084,344, and gross depreciation of $11,434,138.

Unrealized appreciation (depreciation) at December 31, 1998 based on cost of investments for federal income tax purposes of $3,960,101,097 was:

  Gross unrealized appreciation              $257,943,762
  Gross unrealized depreciation               (11,464,095)
                                             ------------
  Net unrealized appreciation                $246,479,667
                                             ============


                          39 ROCHESTER FUND MUNICIPALS

At December 31, 1998, investments in securities included issues that were purchased on a when-issued or delayed delivery basis. The Fund has recorded these commitments and is valuing the when-issued securities at current market value on each trading day. In addition, the Fund has segregated sufficient liquid debt securities with its custodian to cover these commitments. The Fund intends to invest no more than 10% of its net assets in when-issued or delayed delivery securities. The aggregate cost of securities purchased on a when-issued or delayed delivery basis at December 31, 1998 was $121,638,830, which represents 2.96% of the Fund's net assets. Information concerning these securities is as follows:


VALUATION PER UNIT
                          FACE AMOUNT    ACQUISITION   DELIVERY  COST PER
AS OF
    SECURITY            (IN THOUSANDS)      DATE         DATE      UNIT
DECEMBER 31, 1998
=============================================================================================
Dutchess County Res
Rec (Solid Waste):
5.15% due 1/1/10           $2,420         8/07/98      10/15/99   100.000%
102.622%
5.40% due 1/1/13            1,700         8/07/98      10/15/99   100.000
102.552
5.45% due 1/1/14            1,000         8/07/98      10/15/99   100.000
102.404
=============================================================================================
Puerto Rico Electric
Power Authority:
5.25% due 7/1/14            9,935         7/23/98       4/06/99   101.800
104.377
=============================================================================================
Suffolk County IDA
(Huntington Res Rec):
5.55% due 10/1/04           8,545         1/28/97       7/29/99   100.000
105.288
5.65% due 10/1/05           9,180         1/28/97       7/29/99   100.000
106.315
5.75% due 10/1/06           9,875         1/28/97       7/29/99   100.000
107.387
5.80% due 10/1/07          10,615         1/28/97       7/29/99   100.000
108.266
5.85% due 10/1/08          11,410         1/28/97       7/29/99   100.000
109.098
5.95% due 10/1/09          12,265         1/28/97       7/29/99   100.000
110.792
6.00% due 10/1/10          13,190         1/28/97       7/29/99   100.000
111.402
6.15% due 10/1/11          14,170         1/28/97       7/29/99   100.000
112.535
6.25% due 10/1/12          17,155         1/28/97       7/29/99   100.000
113.513
=============================================================================================

NOTE 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.54% of the first $100 million of the Fund's average annual net assets, 0.52% of the next $150 million, 0.47% of the next $1,750 million, 0.46% of the next $3 billion, and 0.45% of the net assets in excess of $5 billion. During the year ended December 31, 1998, the Fund paid $16,898,272 to the Manager for management and investment advisory services.

Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund, which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During the year ended December 31, 1998, the Fund paid $1,082,541 to the Manager for accounting and pricing services.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended December 31, 1998, the Fund paid a total of $2,113,426 to OFS for transfer and shareholder servicing agent fees.

For the year ended December 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $19,163,247, of which $2,805,718 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to brokers/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $1,933,360, $12,869,741 and $1,286,192, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $46,946 and $5,451, respectively. During the year ended December 31, 1998, OFDI received contingent deferred sales charges of $50,933, $620,222 and $60,471, respectively, upon redemption of Class A, Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.


                          40 ROCHESTER FUND MUNICIPALS

The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. Currently, the Board of Trustees has limited the rate to 0.15% per year on Class A shares. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1998, OFDI paid $29,055 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1998, OFDI paid $1,168 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $2,946,247 and $979,347, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for costs incurred in distributing shares before the Plan was terminated. At December 31, 1998, OFDI had incurred excess distribution and servicing costs of $20,508,219 for Class B and $2,161,280 for Class C.

NOTE 5. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1998, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid securities subject to this limitation at December 31, 1998 was $394,902,244, which represents 9.63% of the Fund's net assets.

NOTE 6. BANK BORROWINGS

The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with two other funds managed by the Manager in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.07% per annum. The commitment fee allocated to the Fund for the year ended December 31, 1998 was $19,547.

The Fund had borrowings outstanding of $56,200,000 at December 31, 1998. For the year ended December 31, 1998, the average monthly loan balance was $18,832,176 at an average interest rate of 6.007%. The maximum amount of borrowings outstanding at any month-end was $69,100,000.


                          41 ROCHESTER FUND MUNICIPALS

                                       A-7
                                   Appendix A

--------------------------------------------------------------------------------
                       MUNICIPAL BOND RATINGS DEFINITIONS
--------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
-------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limitation attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition. Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are four ratings below for short-term obligations that are investment grade. Short-term speculative obligations are designated SG. For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments, and the other (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes high quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: Denotes adequate quality. Protection commonly regarded as required
of  an   investment   security  is  present  and  although  not   distinctly  or
predominantly speculative, there is specific risk.

SG: Denotes speculative quality. Debt instruments in this category lack margins of protection.

Standard & Poor's Rating Services
--------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.


Fitch IBCA, Inc.
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. Securities are not meeting current obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings
--------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:

D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                   Appendix B


                     Municipal Bond Industry Classifications

Adult Living Facilities
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods
Marine/Aviation Facilities
Multi-Family Housing
Municipal Leases
Non Profit  Organization
Parking Fee Revenue
Pollution Control
Resource Recovery
Revenue  Anticipation  Notes
Sales Tax Revenue
Sewer Utilities
Single Family Housing
Special Assessment
Special Tax
Sports Facility Revenue
Student Loans
Tax Anticipation Notes
Tax & Revenue Anticipation Notes
Telephone Utilities
Water Utilities

                                      C-12
                                   Appendix C

           OppenheimerFunds Special Sales Charge Arrangements and Waivers

      In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

      Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
         Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans2 (4) Group Retirement Plans3 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth
         IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------
1. Certain waivers also apply to Class M. shares of Oppenheimer Convertible Securities Fund.
2. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
3. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.
   I.  Applicability  of Class A Contingent  Deferred Sales Charges in Certain
       Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."1 This waiver provision applies to:

1 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

o Purchases of Class A shares aggregating $1 million or more.

o Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:

(1)   buys shares costing $500,000 or more, or
(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.

o Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2)   by a direct rollover of a distribution  from a qualified  Retirement
      Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

 o Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith,
     Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager). o Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

             II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
o     The Manager or its affiliates.
o Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
o Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. o Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees. o Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children). o Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares. o Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

o "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

 o Clients of
     investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

     o Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

     o Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

     o A unit investment trust that has entered into an appropriate agreement with the Distributor.

     o Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

        o Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
          Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
o A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
o A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): o Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
o        Shares   purchased   by  the   reinvestment   of   dividends  or  other
         distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

     o Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

o Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
o Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: o To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
o Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
o For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)         Following  the  death or  disability  (as  defined  in the  Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2) To return excess contributions.
(3) To  return  contributions  made  due to a  mistake  of  fact.

(4) Hardship withdrawals, as defined in the plan.2
2 This provision does not apply to IRAs.

(5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6) To meet the minimum distribution  requirements of the Internal Revenue Code.
(7) To make  "substantially  equal  periodic  payments"  as described in Section
72(t)
            of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.
(9)   Separation from service.3

3 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

         (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
o For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
o For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


       III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: o Shares redeemed involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
o Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
o Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
o Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
o Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
o Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
o Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2) To return  excess  contributions  made to a  participant's  account.

(3) To
return  contributions  made  due to a  mistake  of  fact.

(4) To make  hardship
withdrawals, as defined in the plan.4

4 This provision does not apply to IRAs.

(5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6) To meet the minimum distribution  requirements of the Internal Revenue Code.
(7) To make  "substantially  equal  periodic  payments"  as described in Section
72(t)
                of the Internal Revenue Code.
(8)   For loans to participants or beneficiaries.5

5 This provision does not apply to loans from 403(b)(7) custodial plans.

(9)   On account of the participant's separation from service.6

6 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2 as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
o     Shares sold to the Manager or its affiliates.
o Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
o     Shares issued in plans of reorganization to which the Fund is a party.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.  Oppenheimer  Quest  Small Cap Value
                                      Fund
  Oppenheimer  Quest  Balanced  Value Oppenheimer Quest Global Value Fund
  Fund
  Oppenheimer    Quest    Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S.  Government Income Quest  for  Value  New York  Tax-Exempt
Fund                                    Fund
Quest  for  Value  Investment   Quality Quest  for  Value  National  Tax-Exempt
Income Fund                             Fund
Quest for Value Global Income Fund      Quest for Value  California  Tax-Exempt
                                      Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: o acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds or

     o purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

     |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                        Initial Sales       Initial Sales
 Number of Eligible   Charge as a % of    Charge as a % of    Commission as %
Employees or Members   Offering Price    Net Amount Invested of Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.
      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

     |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

o Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

o Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

     |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: o withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and

o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

     |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: o redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);

o withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
o liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
    V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o      Oppenheimer U. S. Government Trust,
o      Oppenheimer Bond Fund,
o      Oppenheimer Disciplined Value Fund and
o      Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account          Connecticut   Mutual   Total   Return
                                           Account
Connecticut  Mutual Government  Securities CMIA  LifeSpan  Capital  Appreciation
Account                                    Account
Connecticut Mutual Income Account          CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account          CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      n Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

          Those  shareholders  who are  eligible for the prior Class A CDSC are:
(1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      n Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1)
      anypurchaser,  provided the total initial  amount  invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
(1)   by the estate of a deceased shareholder;

(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5)      in whole or in part,  in  connection  with  shares  sold to any  state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8)
      in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

o     the Manager and its affiliates,
o        present or former  officers,  directors,  trustees and  employees  (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
o        registered  management  investment  companies  or separate  accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
o employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
o dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
o dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

--------------------------------------------------------------------------------
Rochester Fund Municipals
-------------------------------------------------------------------------------

Internet Web Site:
      www.oppenheimerfunds.com

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217-5270
     1-800-525-7048

Custodian Bank
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Accountants
      PricewaterhouseCoopers LLP
      950 Seventeenth Street, Suite 2500
      Denver, Colorado 80202

Legal Counsel
     Kirkpatrick & Lockhart LLP
     1800 Massachusetts Avenue, N.W.
     Washington, D.C. 20036
67890

PX0365.0499